EXECUTION

FLOW SERVICING AGREEMENT

between

BAYVIEW FINANCIAL, L.P.

as Owner

and

M&T MORTGAGE CORPORATION

as Servicer

Dated as of March 1, 2005

(Non-Full Recourse)

TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS

1

1.1

Certain Defined Terms.

1

ARTICLE II AGREEMENTS OF THE SERVICER

13

2.1

General.

13

2.2

Collection of Mortgage Loan Payments.

13

2.3

Procedure.

14

2.4

Other.

20

2.5

Accounting, Remittances and Reports.

21

2.6

Delinquency Control.

23

2.7

Foreclosure.

23

2.8

REO Property.

25

2.9

Books and Records.

26

2.10

Advance of Monthly Payments.

27

2.11

Prepayment Interest Shortfalls.

28

ARTICLE III

28

[Reserved]

28

ARTICLE IV COMPENSATION

28

4.1

Servicing Fee.

28

4.2

Solicitation.

29

ARTICLE V TERM AND TERMINATION

29

5.1

Term and Notice.

29

5.2

Termination.

29

5.3

[Reserved]

30

5.4

Accounting.

30

ARTICLE VI SECURITIZATION

30

6.1

Servicer to Cooperate.

30

ARTICLE VII REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE

SERVICER

31

7.1

Notice of Breach.

31

7.2

Agency Approvals.

31

7.3

Authority.

31

ARTICLE VIII INDEPENDENCE OF PARTIES; INDEMNIFICATION; SURVIVAL

32

8.1

Independence of Parties.

32

8.2

Indemnification.

32

8.3

Procedure for Indemnification.

33

8.4

Survival.

33

8.5

Reporting Requirements of the Commission and Indemnification.

33

ARTICLE IX MISCELLANEOUS

34

9.1

Changes in Practices.

34

9.2

Closing.

34

9.3

Assignment and Subservicing.

35

9.4

Prior Agreements.

36

9.5

Entire Agreement.

36

9.6

Invalidity.

37

9.7

Effect.

37

9.8

Applicable Law.

37

9.9

Notices.

37

9.10

Waivers.

37

9.11

Binding Effect.

38

9.12

Headings.

38

EXHIBITS
EXHIBIT I	Loans to be Serviced
EXHIBIT II	Investor Reports
Default Reports
EXHIBIT III EXHIBIT IV	[Reserved] Servicer’s Compliance Certificate
EXHIBIT V	Form of Confirmation Agreement
EXHIBIT VI	Forms of Assignment, Assumption and Recognition Agreements

 THIS FLOW SERVICING AGREEMENT is made as of the 1st day of March, 2005 by and between BAYVIEW FINANCIAL, L.P., as owner (the “Owner”) and M&T MORTGAGE CORPORATION (the “Servicer”).

RECITALS:

WHEREAS, the Owner is the owner of certain one-to-four family, fixed and adjustable rate mortgage loans;

WHEREAS, the Servicer is engaged in the business of managing and servicing mortgage loans;

WHEREAS, the Owner and the Servicer desire to establish a flow program whereby the Servicer will, from time to time, service additional mortgage loans that become subject to this Agreement;

NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1

Certain Defined Terms.

For purposes of this Agreement, each of the following terms shall have the meaning specified with respect thereto.

“Advance” shall mean any Delinquency Advance or Servicing Advance.

“Affiliate” shall mean with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” shall mean this Flow Servicing Agreement as the same may be from time to time amended.

“Ancillary Income” shall include, but not be limited to late fees, late charges, not sufficient funds fees, satisfaction fees, assumption and modification fees, and interest on Custodial Accounts.  Ancillary Income shall not include any prepayment premiums or penalties.

“Applicable Requirements” shall mean, as of the time of reference, all of the following:  (i) all applicable Mortgage-related federal, state and local legal and regulatory requirements (including statutes, rules, regulations and ordinances) binding upon the Servicer; (ii) applicable Mortgage-related requirements and guidelines of (1) each governmental agency, board, commission, instrumentality and other governmental body or office having jurisdiction, including without limitation those of FHA, FHLMC, FNMA, GNMA, HUD and VA, and (2) any primary mortgage insurance companies; (iii) all other applicable judicial and administrative judgments, orders, stipulations, awards, writs and injunctions; and (iv) generally accepted servicing customs and practices of the mortgage servicing industry.

“Assignment” shall mean with respect to each Mortgage Loan, an assignment of the Mortgage, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the transfer of the Mortgage.

“Balloon Loan” shall mean a Mortgage Loan with a Monthly Payment that does not fully amortize the principal amount of such Mortgage Loan over its term to stated maturity and that requires a substantial principal payment at maturity.

“Balloon Payment” shall mean with respect to any Balloon Loan, a payment of the unamortized principal balance of such Mortgage Loan in a single payment at the maturity of such Mortgage Loan that is greater than the preceding Monthly Payment.

“Business Day” shall mean any day other than a Saturday or a Sunday, or another day on which banks in the State of New York, the state where the principal office of the Servicer is located and the state where the principal offices of the Owner and any Master Servicer are located are required, or authorized by law, to close.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Condemnation Proceeds” shall mean all awards, compensation or settlements in respect of a taking of all or part of a Mortgaged Property by exercise of the power of eminent domain or condemnation, whether permanent or temporary.

“Confirmation Agreement” shall mean an agreement, substantially in the form of Exhibit V attached hereto, to be executed by the Owner and the Servicer, which agreement shall amend the Mortgage Loan Schedule to reflect the addition of a pool of Mortgage Loans, and which agreement reflects the addition of Mortgage Loans which are subject to the terms and conditions of this Agreement.

“Cooperative Corporation” shall mean the entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

“Cooperative Loan” shall mean any Mortgage Loan secured by Cooperative Shares and a Proprietary Lease.

“Cooperative Property” shall mean the real property and improvements owned by the Cooperative Corporation that includes the allocation of individual dwelling units to the holders of the shares of the Cooperative Corporation.

“Cooperative Shares” shall mean shares issued by a Cooperative Corporation.

“Cross-Collateralized Mortgage Loans” shall mean a Mortgage Loan included in a group of two or more Mortgage Loans with a common Mortgagor, each of which provides in the related Mortgage Note and Mortgage that in the event of default by the Mortgagor, the Mortgaged Property and other collateral pledged specifically to secure such Mortgage Loan is available for repayment of the other Mortgage Loans in the group.

“Custodial Account” shall have the meaning assigned thereto in Section 2.3(d) hereof.

“Cut-off Date” shall mean, with respect to the initial Transfer Date, March 1, 2005, and with respect to any subsequent Transfer Date, the date specified in the related Confirmation Agreement.

“Deficient Valuation” shall mean with respect to any Mortgage Loan, the dollar amount of any reduction in the principal balance owed by the related Mortgagor, as ordered by a court in connection with a bankruptcy proceeding with respect to the related Mortgagor.

“Delinquency Advance” shall have the meaning assigned thereto in Section 2.10 hereof.

“Depositor” shall mean Bayview Financial Property Trust, Bayview Financial Property Trust II, Bayview Financial Securities Company, LLC, or their respective successors or designees, or such other Person as acts as depositor in connection with the issuance of any Securities.

“Determination Date” shall mean the 15th day of each month or, if such day is not a Business Day, the immediately preceding Business Day.

“Directly Operate” shall mean, with respect to any REO Property, the furnishing or rendering of services to the tenants thereof that are not (within the meaning of Treasury Regulation Section 1.512(b)-1(c)(5)) customarily provided to the tenants in connection with the rental of space for occupancy, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers in the ordinary course of a trade or business, the performance of any construction work thereon or any use of such REO Property in a trade or business, in each case other than through an Independent Contractor; provided, however, that the Servicer shall not be considered to Directly Operate an REO Property solely because the Servicer establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs (of the type that would be deductible under Section 162 of the Code) or capital expenditures with respect to such REO Property or take other activities consistent with Section 1.856-4(b)(5)(iii) of the Treasury Regulations.

“Due Date” shall mean the day of the calendar month in which the Monthly Payment on a Mortgage Loan is due.

“Due Period” shall mean the period from and including the second day of the calendar month preceding the calendar month in which any Servicer Remittance Date occurs to and including the first day of the calendar month in which such Servicer Remittance Date occurs.

“Eligible Account” shall mean any of (i) an account maintained with a federal or state chartered depository institution or trust company, and with respect to deposits held for 30 days or more in such account the (a) long-term deposit or unsecured debt obligations of which are rated at least (A) “Aa3-” by Moody’s (if then rated by Moody’s) and (B) “AA-” by S&P (or “A-” provided the short-term unsecured debt obligations are rated at least “A-1” by S&P) (or, with respect to any such Rating Agency, such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Securities, as evidenced in writing by the applicable Rating Agency), at any time such funds are on deposit therein, or with respect to deposits held for less than 30 days in such account the (b) short-term deposits of which are rated at least “P-1” by Moody’s (if then rated by Moody’s) and “A-1” by S&P (or, with respect to any such Rating Agency, such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Securities) as evidenced in writing by the applicable Rating Agency at any time such funds are on deposit therein, or (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity, which, in the case of a state chartered depository institution or trust company, is subject to regulations regarding fiduciary funds on deposit therein substantially similar to 12 CFR § 9.10(b), having in either case a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority, or the use of such account would not, in and of itself, cause a qualification, downgrading or withdrawal of the then-current rating assigned to any class of Securities, as confirmed in writing by each Rating Agency.

Eligible Investments:  Shall mean any of the following:

(a)

obligations of, or guaranteed as to the full and timely payment of principal and interest by, the United States or obligations of any agency or instrumentality thereof, when such obligations are backed by the full faith and credit of the United States;

(b)

repurchase agreements on obligations specified in clause (a);  provided, that the short-term debt obligations of the party agreeing to repurchase are rated no less than F-1 by Fitch (or if not rated by Fitch, A-1 by S&P) and P-1 by Moody’s;

(c)

federal funds, certificates of deposit, time deposits and bankers’ acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers’ acceptances, shall in no event have an original maturity of more than 365 days) of any United States depository institution or trust company incorporated under the laws of the United States or any state; provided, that the short-term obligations of such depository institution or trust company are rated no less than F-1 by Fitch (or if not rated by Fitch, A-1 by S&P) and P-1 by Moody’s;

(d)

commercial paper (having original maturities of not more than 30 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition is rated no less than F-1 by Fitch (or if not rated by Fitch, A-1 by S&P) and P-1 by Moody’s;

(e)

securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a short-term credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, no less than F-1 by Fitch (or if not rated by Fitch, A-1 by S&P) and P-1 by Moody’s; provided, however, that such securities will not be Eligible Investments if they are identified as being under review with negative implications from any Rating Agency;

(f)

securities of money market funds or mutual funds rated AAAm or AAAm-G by S&P or, if not rated by S&P, AAA or better by Fitch and Aa1 by Moody’s; and

(g)

any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security, or other investment rated in the highest rating category by each Rating Agency or otherwise approved in writing by each Rating Agency;

provided that (A) such obligation or security is held for a temporary period pursuant to Treasury Regulation Section 1.860G-2(g)(1) and (B) no instrument described above is permitted to evidence either the right to receive (a) only interest or only principal with respect to obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described above may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity.

“Fannie Mae” or “FNMA” shall mean the Federal National Mortgage Association.

“FDIC” shall mean the Federal Deposit Insurance Corporation.

“FHA” shall mean the Federal Housing Administration.

“FHA Insurance” shall mean an insurance policy granted by the FHA with respect to any Mortgage Loan.

“FHA Regulations” shall mean regulations promulgated by HUD under the Housing Act, codified in 24 Code of Federal Regulations, and other HUD issuances relating to mortgage loans insured by the FHA, including, without limitation, related handbooks, circulars, notices and mortgagee letters.

“Fidelity Bond” shall mean the fidelity bond to be obtained by the Servicer pursuant to Section 2.4(f) hereof.

“Final Recovery Determination” shall mean with respect to any defaulted Mortgage Loan or any REO Property, a determination made by the Servicer that all Insurance Proceeds, Liquidation Proceeds, Condemnation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered.  The Servicer shall maintain records prepared by and furnish to the Owner (no later than the Servicer Remittance Date) a certificate signed by a Servicing Officer of the Servicer, of each Final Recovery Determination.

“Fitch” shall mean Fitch, Inc., or its successor in interest. If neither Fitch nor any successor remains in existence, “Fitch” shall be deemed to refer to such other nationally recognized statistical rating agency or other comparable Person designated by the Owner, notice of which designation shall be given to the Servicer, and specific ratings of Fitch herein referenced shall be deemed to refer to the equivalent ratings of the party so designated.

“Freddie Mac” or “FHLMC” shall mean the Federal Home Loan Mortgage Corporation.

“Ginnie Mae” or “GNMA” shall mean the Government National Mortgage Association.

“Governmental Authority” shall mean the United States of America, any state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions thereof or pertaining thereto.

“Housing Act” shall mean The National Housing Act of 1934, as amended.

“HUD” shall mean the U.S. Department of Housing and Urban Development, or any successor thereto.

“Independent Contractor” shall mean (i) any Person (other than the Servicer) that would be an “independent contractor” within the meaning of Section 856(d)(3) of the Code if the Servicer were a real estate investment trust (except that the ownership tests set forth in that Section shall be considered to be met by any Person that owns, directly or indirectly, 35% or more of any class, or 35% or more of the aggregate of all classes of the Securities), so long as the Servicer does not receive or derive any income from such Person and provided that the relationship between such Person and the Servicer is at arm’s length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or (ii) any other Person (including the Servicer) if the Servicer has received an Opinion of Counsel, which Opinion of Counsel shall be an expense of the Servicer, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

“Insurance Proceeds” shall mean with respect to any Servicer Remittance Date, all insurance proceeds received by the Servicer during the related Prepayment Period (including, without limitation, the proceeds of any hazard insurance, flood insurance or title insurance policies, or Primary Mortgage Insurance Policies, and payments made by the Servicer in respect of a deductible clause in any blanket policy) that are not Liquidation Proceeds or Condemnation Proceeds, that are not applied to the restoration or repair of the related Mortgaged Property or other servicing expenses or released to the related Mortgagor in accordance with the normal servicing procedures of the Servicer, and were applied by the Servicer to reduce the Principal Balance of the related Mortgage Loan or to pay interest on the related Mortgage Loan.

“Liquidated Mortgage Loan” shall mean as to any Servicer Remittance Date, any Mortgage Loan in respect of which the Servicer has determined, in accordance with the servicing procedures specified herein, as of the end of the related Due Period, that all Liquidation Proceeds which it expects to recover with respect to the liquidation of the Mortgage Loan or disposition of the related REO Property have been recovered.

“Liquidation Proceeds” shall mean with respect to any Liquidated Mortgage Loan, any amounts (including any Condemnation Proceeds and the proceeds of any insurance policy and the proceeds from the sale of REO Property) recovered by the Servicer in connection with such Liquidated Mortgage Loan, whether through trustee’s sale, foreclosure sale or otherwise, other than amounts required to be paid to the Mortgagor pursuant to the terms of the applicable Mortgage Loan or otherwise pursuant to law.

“Loan Collateral” shall mean with respect to any Mortgage Loan, the related Mortgaged Property and any personal property securing the related Mortgage Loan, including any lessor’s interest in such property, whether characterized or recharacterized as an ownership or security interest.

“Master Servicer” shall mean any master servicer appointed in connection with an issuance of Securities.

“MERS Mortgage Loans” shall mean any Mortgage Loan recorded under the MERS® System.

“MERS® System” shall mean the system of recording transfers of Mortgages electronically maintained by Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

“Monthly Payment” shall mean the scheduled monthly principal and interest payment on a Mortgage Loan for any month, as such monthly payment may have been reduced by any Deficient Valuation.

“Moody’s” shall mean Moody’s Investors Service, Inc., or its successor in interest. If neither Moody’s nor any successor remains in existence, “Moody’s” shall be deemed to refer to such other nationally recognized statistical rating agency or other comparable Person designated by the Owner, notice of which designation shall be given to the Servicer, and specific ratings of Moody’s herein referenced shall be deemed to refer to the equivalent ratings of the party so designated.

“Mortgage,” “Mortgage Loans,” “mortgages,” “loan” or “loans” shall mean fixed or adjustable rate loans, installment sale contracts, security deeds, trust deeds, deeds of trust and related loan documents relating to the fixed or adjustable rate loans which comprise the mortgage loans identified on the Mortgage Loan Schedule and similar loans with respect to which servicing is subsequently transferred to the Servicer by the Owner from time to time for inclusion under the terms of this Agreement.

“Mortgage File” shall mean the documents and instruments pertaining to a Mortgage Loan in the Owner’s or the Owner’s agent’s possession which shall include, without limitation, the following:

(i)

(A) the original Mortgage Note, endorsed in the following form: “Pay to the order of ____________________________, without recourse,” or in blank, with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Owner unless one or more of the Owners endorsed in blank or (B) an original or copy of the installment sale contract for the purchase of the related Mortgaged Property;

(ii)

(A) the original Mortgage or copy of the Mortgage with evidence of recording thereon, and (B) the original or a copy of recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

(iii)

an original Assignment of the Mortgage executed in blank except in the case of MERS Mortgage Loans;

(iv)

the original recorded Assignment or Assignments of the Mortgage and originals or copies of all intervening assignments showing a complete chain of assignment from the originator (or, if applicable, from HUD) to the Owner;

(v)

the original or copies of each assumption, modification, written assurance or substitution agreement, if any;

(vi)

with respect to each Mortgage Loan other than a Cooperative Loan, the original or a copy of lender’s title insurance policy or attorney’s opinion of title or a copy thereof certified as true and correct by the applicable insurer, together with all endorsements or riders that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien or junior lien, as applicable, on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor, or in the event such original title policy is unavailable, a written commitment or uniform binder or preliminary report of title issued by the title insurance or escrow company or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year of the related Transfer Date;

(vii)

with respect to any Cooperative Loan, the following documents: the Security Agreement; a stock certificate evidencing the Cooperative Shares and related stock power; Proprietary Lease; and Recognition Agreement;

(viii)

if any assignment of leases and rents is separate from the Mortgage, the original or copy thereof, together with an executed reassignment of such instrument to the Owner; and

(ix)

the original or copy of all UCC-1 financing statements and other security instruments with evidence of filing thereon (if applicable) and the original filed assignments of such UCC-1 financing statements or assignments of security agreements and originals or copies of all intervening assignments showing a complete chain of assignment from the originator to the Owner except in the case of MERS Mortgage Loans.

“Mortgage Loan” shall mean an individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan originally subject to this Agreement being identified on the Mortgage Loan Schedule.

“Mortgage Loan Schedule” shall mean a schedule of Mortgage Loans prepared and/or amended or supplemented on each Transfer Date, such schedule setting forth such information with respect to each Mortgage Loan, as may be mutually agreed to between the Owner and the Servicer.

“Mortgage Note” shall mean the original executed promissory note evidencing the indebtedness of a Mortgagor under a Mortgage Loan or if such Mortgage is not evidenced by a promissory note, the original executed document or other instrument primarily evidencing the indebtedness of the Mortgagor under such Mortgage Loan.

“Mortgage Rate” shall mean the annual rate of interest borne by a Mortgage Note, which is set forth in such Mortgage Note.

“Mortgaged Property” shall mean the fee simple interest in real property, together with improvements thereto and any fixtures, leases and other real or personal property securing the related Mortgage Note.

“Mortgagor” or “Mortgagors” shall mean the mortgagors, grantors of installment sale contracts, grantors of security deeds, grantors of trust deeds and deeds of trust, and the grantors of any Mortgages.

“Non-Recoverable Advance” shall mean any Advance which the Servicer has determined in its good faith business judgment will not or, in the case of a proposed Advance, would not, be ultimately recoverable by the Servicer from late payments, Insurance Proceeds, Liquidation Proceeds, Condemnation Proceeds and other collections or recoveries in respect of the related Mortgage Loan or REO Property.  The determination by the Servicer that it has made a Non-Recoverable Advance shall be evidenced by an Officer’s Certificate delivered to the Owner setting forth such determination and the procedures and considerations of the Servicer forming the basis of such determination, which shall include a copy of any information or reports obtained by the Servicer which may support such determination.

“Opinion of Counsel” shall mean a written opinion of counsel, which opinion is acceptable to the Owner.  Counsel may include in-house counsel.

“Owner” shall mean Bayview Financial, L. P., or its successor or designee, and any Person to which the Owner may transfer the Mortgage Loans in connection with a whole loan sale of the Mortgage Loans or a securitization or pass-through transfer of the Mortgage Loans, and any Person which may master service the Mortgage Loans in connection with such securitization or transfer, as the context requires.

“P & I” shall mean principal and interest.

“Payaheads” shall mean with respect to any Mortgage Loan and any Due Date therefor, any Monthly Payment received by the Servicer during any Due Period in addition to the Monthly Payment due on such Due Date and intended by the Mortgagor to be applied at a future Due Date.

“Person” shall mean an individual, partnership, corporation (including a statutory trust), joint stock company, limited liability company, trust, association, joint venture, Governmental Authority or any other entity of whatever nature

“Prepayment in Full” shall mean with respect to any Mortgage Loan, a Mortgagor payment consisting of a Principal Prepayment in the amount of the outstanding principal balance of such Mortgage Loan, together with interest thereon at the related Mortgage Rate to the date of such prepayment, and resulting in the full satisfaction of such Mortgage Loan.

“Prepayment Interest Shortfall” shall mean, as of any Servicer Remittance Date, the excess of (x) the interest portion of the Monthly Payments due on any Mortgage Loans during the related Due Period that were the subject of a Prepayment in Full during the related Prepayment Period over (y) the aggregate amount of interest paid by related Mortgagors in respect of the amounts of such Prepayments in Full and any other amounts allocable to interest received from the Mortgagor that are distributable on such Servicer Remittance Date.

“Prepayment Period” shall mean as to any Servicer Remittance Date, the calendar month immediately preceding the month of such Servicer Remittance Date.

“Primary Mortgage Insurance” shall mean any policy of primary mortgage insurance.

“Principal Balance” shall mean with respect to any Mortgage Loan as of any Servicer Remittance Date, the principal balance of such Mortgage Loan remaining to be paid by the Mortgagor as of the related Cut-off Date after deduction of all Monthly Payments received on or before such Cut-off Date, minus the sum of (i) all principal collected in respect of Monthly Payments due after such Cut-off Date through the last day of the related Due Period and (ii) all Principal Prepayments received, and the principal portion of all Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds and other unscheduled recoveries collected (other than Subsequent Recoveries), through the last day of the related Prepayment Period.

“Principal Prepayment” shall mean with respect to any Mortgage Loan, any payment of principal made by the related Mortgagor in advance of the Due Date therefor other than the principal portion of (i) Monthly Payments other than Balloon Payments and (ii) Payaheads.

“Proprietary Lease” shall mean with respect to any Cooperative Property, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

“Rating Agency” shall mean any of S&P, Moody’s or Fitch.

“Realized Loss” shall mean an amount determined by the Servicer and evidenced by an Officer’s Certificate of the Servicer delivered to the Owner, in connection with any Mortgage Loan equal to (a) with respect to any Liquidated Mortgage Loan (other than a Liquidated Mortgage Loan with respect to which a Deficient Valuation has occurred), the excess of the Principal Balance of such Liquidated Mortgage Loan plus interest thereon at a rate equal to the sum of the applicable Mortgage Rate less the Servicing Fee Rate from the Due Date as to which interest was last paid up to the Due Date next succeeding such liquidation over proceeds, if any, received in connection with such liquidation, after application of all withdrawals permitted to be made by the Servicer from the related Custodial Account with respect to such Mortgage Loan, or (b) with respect to any Mortgage Loan which has become the subject of a Deficient Valuation, the excess of the Principal Balance of the Mortgage Loan over the principal amount as reduced in connection with the proceedings resulting in the Deficient Valuation.

“Recognition Agreement” shall mean with respect to any Cooperative Loan, an agreement between the related Cooperative Corporation and the originator of such Mortgage Loan to establish the rights of such originator in the related Cooperative Property.

“Regulations” shall mean FHA Regulations or VA Regulations, as the case may be.

“REMIC” shall mean a Real Estate Mortgage Investment Conduit, as defined in the Code.

“Rents from Real Property” shall mean, with respect to any REO Property, gross income of the character described in Section 856(d) of the Code as being included in the term “rents from real property.”

“REO Account” shall have the meaning assigned thereto in Section 2.8(b) hereof.

“REO Disposition” shall mean the final sale of any REO Property.

“REO Imputed Payment” shall mean, as to any REO Property, an amount equal to the scheduled Monthly Payment that would have been due on the related Mortgage Loan were such Mortgage Loan still outstanding, after giving effect to any adjustment of the Mortgage Rate, if applicable; provided, however, that the Servicer shall not be obligated to advance any balloon payment that would have been due on the related Mortgage Loan, but shall continue to advance the Monthly Payment in respect thereof in accordance with the amortization schedule of such Mortgage Loan.

“REO Property” shall mean Loan Collateral acquired by the Servicer on behalf of the Owner through foreclosure, deed-in-lieu of foreclosure or otherwise in connection with a defaulted Mortgage Loan.

“S&P” shall mean Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest. If neither S&P nor any successor remains in existence, “S&P” shall be deemed to refer to such other nationally recognized statistical rating agency or other comparable Person designated by the Owner, notice of which designation shall be given to the Servicer, and specific ratings of S&P herein referenced shall be deemed to refer to the equivalent ratings of the party so designated.

“Securities” shall mean any notes, bonds, certificates or other securities backed in whole or in part by the Mortgage Loans.

“Servicer Remittance Date” shall mean the 18th day of each month or, if such day is not a Business Day, the immediately preceding Business Day, commencing in April 2005.

“Servicer’s Compliance Certificate” shall have the meaning assigned thereto in Section 2.5(h) hereof.

“Servicing Advance” shall mean the reasonable “out-of-pocket” costs and expenses incurred by the Servicer in connection with a default, delinquency or other unanticipated event in the performance of their respective servicing obligations or master servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, in respect of a particular Mortgage Loan, (iii) the management (including reasonable fees in connection therewith) and liquidation of any REO Property.  Servicing Fees, to the extent not paid when due, shall be deemed, and shall be reimbursable as, a Servicing Advance.

“Servicing Fee” shall have the meaning assigned thereto in Section 4.1 hereof.

“Servicing Standard” shall have the meaning assigned thereto in Section 2.1 hereof.

“Subsequent Recoveries” shall mean with respect to any Mortgage Loan, any collection or other recovery of amounts owed thereunder after such Mortgage Loan becomes a Liquidated Mortgage Loan.

“T & I” shall mean taxes and insurance.

“Transfer Date” shall mean the date or dates upon which the Servicer commences the servicing responsibilities with respect to the Mortgage Loans in accordance with the terms set forth herein.  The initial Transfer Date shall be April 8, 2005, and any subsequent Transfer Date shall be set forth in the related Confirmation Agreement.

“Trust” shall mean any trust that issues Securities.

“Trustee” shall mean any trustee, owner trustee, managing trustee or indenture trustee of a Trust.

“VA” shall mean the Veterans Administration.

“VA Guaranty” shall mean a guaranty granted by the VA with respect to any Mortgage Loan.

“VA Loan Guaranty Certificate” shall mean with respect to each Mortgage Loan with a VA Guaranty, the loan guaranty certificate evidencing such guaranty.

“VA Regulations” shall mean regulations promulgated by the VA pursuant to the Readjustment Act, codified in 38 Code of Federal Regulations, and other VA issuances relating to mortgage loans guaranteed by the VA, including, without limitation, related handbooks, circulars, notices and mortgage letters.

ARTICLE II

AGREEMENTS OF THE SERVICER

2.1

General.

By execution and delivery of this Agreement (and the related Confirmation Agreement), the Servicer does hereby agree from and after the related Transfer Date to service and administer the Mortgage Loans on behalf of the Owner in accordance with Applicable Requirements, the terms of this Agreement (and the related Confirmation Agreement) and the respective Mortgage Loans and, to the extent consistent with such terms, in the same manner in which it services and administers similar mortgage loans for its own portfolio, giving due consideration to customary and usual standards of practice of prudent mortgage lenders and loan servicers administering similar mortgage loans but without regard to:

(i)

any relationship that the Servicer or any Affiliate of the Servicer may have with the related Mortgagor;

(ii)

the ownership of any Securities by the Servicer or any Affiliate of the Servicer;

(iii)

the Servicer’s obligation to make Delinquency Advances or Servicing Advances; or

(iv)

the Servicer’s right to receive compensation for its services hereunder or with respect to any particular transaction.

Notwithstanding the foregoing, Mortgage Loans that by their terms provide for accrual of interest on a simple interest basis may be serviced on the basis of accrual of 30 days’ interest per month.

The standards set forth in the immediately preceding paragraph shall be referred to herein as the “Servicing Standard.”

2.2

Collection of Mortgage Loan Payments.

The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures for all Mortgage Loans that are consistent with the Servicing Standard.  The Servicer may, consistent with the Servicing Standard and subject to Section 2.5(b), waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if such waiver, modification, postponement or indulgence is not material and provided that no such action will (A) change the Mortgage Rate on any Mortgage Loan, (B) defer or forgive the payment of principal or interest of any Mortgage Loan, (C) reduce or increase the outstanding principal balance of the Mortgage Loan (except for actual payments of principal) or (D) change the final maturity date of any Mortgage Loan, unless the Servicer has determined, after consultation with its counsel, that such a modification would not be treated as a “substantial modification” that would cause a deemed exchange under Section 1001(a) of the Code or applicable temporary or final regulations thereunder at any time when the Mortgage Loan is held by a grantor trust or any REMIC created pursuant to any document providing for the issuance of securities backed by Mortgage Loans.  Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable, the Servicer, consistent with the Servicing Standard, and subject to the approval of the Owner, and written notification to the Owner, may also waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Rate, defer or forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan), accept payment from the related Mortgagor of an amount less than the principal balance in final satisfaction of such Mortgage or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor if in the Servicer’s determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Owner (taking into account any estimated Realized Loss that might result absent such action).

2.3

Procedure.

Until the principal and interest of each Mortgage Loan is paid in full, unless this Agreement is sooner terminated pursuant to the terms hereof, and subject to all Applicable Requirements, the Servicer shall:

(a)

Collect applicable payments of principal, interest and applicable deposits for taxes, assessments and other public charges that are generally impounded, hazard insurance premiums, flood insurance premiums as required, FHA insurance or primary mortgage insurance premiums, optional insurance premiums, and all other items, as they become due.

(b)

Accept payments of principal and interest and impound deposits in accordance with the Mortgage Loan instruments.  Deficiencies or excesses in payments or deposits shall be accepted and applied, or accepted and unapplied, or rejected in accordance with the requirements of HUD and VA, with respect to FHA and VA mortgages, respectively, and in accordance with the provisions of conventional mortgage loan instruments with respect to conventional loans.

(c)

Apply all installments and impound deposits collected from the Mortgagor, and maintain permanent mortgage account records capable of producing, in chronological order: the date, amount, distribution, installment due date or other transactions affecting the amounts due from or to the Mortgagor and indicating the latest outstanding balances of principal, impound deposits, advances, and unapplied payments.

(d)

 Establish and maintain one or more accounts (collectively, the “Custodial Account”), entitled “M&T Mortgage Corporation, as servicer in trust for Bayview Financial, L.P., as Owner” or, with respect to each pool of Mortgage Loans, as specified in the related Assignment, Assumption and Recognition Agreement.  The Custodial Account shall be an Eligible Account.  The Servicer will be required to deposit into the Custodial Account no later than the second Business Day after receipt all proceeds of Mortgage Loans received by the Servicer, less its servicing compensation and other withdrawals to the extent permitted by this Agreement and to remit such proceeds to the Owner not later than the Servicer Remittance Date.  Funds in the Custodial Account may be invested only in Eligible Investments in accordance with the provisions set forth in Section 2.3(m) hereof.  The Servicer shall give notice to the Owner of the location of the Custodial Account maintained by the Servicer when established and prior to any change thereof.  The Servicer shall, from time to time, make withdrawals from the Custodial Account for any of the following purposes: (i) to remit to the Owner in the amounts and in the manner set forth in Section 2.5(a); (ii) to reimburse the Servicer for unreimbursed Delinquency Advances, but only to the extent of amounts received which represent late collections, Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds (net of the related Servicing Fees) on Mortgage Loans with respect to which such Delinquency Advances were made; (iii) to pay the Servicer any unpaid Servicing Fees and reimburse the Servicer for any unreimbursed Servicing Advances with respect to each Mortgage Loan, but only to the extent of any late collections, Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds received with respect to such Mortgage Loan (provided, however, that if, in the good faith business judgment of the Servicer, any unreimbursed Servicing Advance will not be ultimately recoverable from related late collections, Liquidation Proceeds, Condemnation Proceeds or Insurance Proceeds on such Mortgage Loan (which determination shall be evidenced by an Officer’s Certificate of the Servicer delivered to the Owner), then withdrawal from the general funds in the Custodial Account, without regard to the limitation set forth above, will be permitted); (iv) to pay to the Servicer as servicing compensation (in addition to the Servicing Fee) on the Servicer Remittance Date any interest or investment income earned on funds deposited in the Custodial Account; (v) to pay to the Owner, in its capacity as seller of Mortgage Loans, with respect to each Mortgage Loan that has previously been purchased or replaced from a Trust, all amounts received thereon subsequent to the date of purchase or substitution, as the case may be; (vi) to reimburse the Servicer for any Advance previously made which the Servicer has determined to be a Non-Recoverable Advance; (vii) to withdraw any amounts deposited to the Custodial Account in error; and (viii) to clear and terminate the Custodial Account.

(e)

[Reserved]

(f)

Establish and maintain one or more accounts (the “Servicing Accounts”) into which all collections from the Mortgagors for the payment of taxes, assessments, hazard insurance premiums and comparable items for the account of the Mortgagors (“Escrow Payments”) shall be deposited and retained.  The Servicing Accounts shall be Eligible Accounts.  The Servicer shall deposit in the Servicing Accounts on a daily basis, and retain therein, all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting the timely payment of any such items as required under the terms of this Agreement.  Withdrawals of amounts from a Servicing Account may be made only to (i) effect timely payment of taxes, assessments, hazard insurance premiums, and comparable items; (ii) reimburse the Servicer out of related collections for any Servicing Advances made pursuant to paragraph (g) (with respect to taxes and assessments) and paragraph (j) (with respect to hazard insurance); (iii) refund to the Mortgagors any sums as may be determined to be overages; (iv) pay interest, if required and as described below, to the Mortgagors on balances in the Servicing Account; or (v) clear and terminate the Servicing Account at the termination of the Servicer’s obligations and responsibilities in respect of the Mortgage Loans under this Agreement and the related Confirmation Agreement.  As part of its servicing duties, the Servicer shall pay to the Mortgagors interest on funds in Servicing Accounts, to the extent required by law and, to the extent that interest earned on funds in the Servicing Accounts is insufficient, to pay such interest from its or their own funds, without any reimbursement therefor.  As applicable, the Servicer will determine the amount of deposits to be made by the Mortgagors and will furnish to each Mortgagor, at least once a year, an analysis of the escrow/impound account, all in accordance with the Servicing Standard.

(g)

Maintain accurate records reflecting the status of taxes, ground rents and other recurring charges generally accepted by the mortgage servicing industry, which would become a lien on the security property.  For all Mortgage Loans providing for the payment to and collection by the Servicer of impound deposits for taxes, ground rents or such other recurring charges, the Servicer shall remit payments for such charges before the later of (i) any penalty date and (ii) 30 days after the servicing transfer of such Mortgage Loan to the Servicer.  The Servicer assumes responsibility for the timely remittance of all such payments and will hold harmless and indemnify the Owner from all penalties, loss or damage resulting from the Servicer’s failure to discharge said responsibility subsequent to delivery of servicing to the Servicer.

(h)

In accordance with the standards of the preceding paragraph, make Servicing Advances or cause Servicing Advances to be made as necessary for the purpose of effecting the timely payment of taxes and assessments on the Mortgaged Properties, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to paragraph (d).  Servicing Advances incurred by the Servicer in connection with the servicing of the Mortgage Loans (including any penalties in connection with the payment of any taxes and assessments or other charges) on any Mortgaged Property shall be recoverable by the Servicer to the extent described herein.

(i)

Maintain in full force and effect at all times, and comply with the terms of, existing FHA mortgage insurance, VA guarantees or Primary Mortgage Insurance, as applicable, in accordance with the type of Mortgage, and will assume responsibility for the remittance of the premiums thereon.  The Servicer shall maintain any optional insurance as mutually agreed upon between the Servicer and the Owner.  Optional insurance premiums, if any, will be collected monthly and remitted as collected.  Additional set up costs, if any, associated with the optional insurance will be the responsibility of the Servicer.

(j)

Use its reasonable efforts in accordance with the Servicing Standard to cause the related Mortgagor to maintain for each Mortgage Loan (other than any Mortgage Loan as to which the related Mortgaged Property has become an REO Property), and if the Mortgagor does not so maintain, shall itself maintain (subject to the provisions of this Agreement concerning Non-Recoverable Advances) to the extent the Owner has an insurable interest (A) fire and hazard insurance with extended coverage on the related Mortgaged Property in an amount which is at least equal to the lesser of (i) 100% of the then “full replacement cost” of the improvements and equipment (excluding foundations, footings and excavation costs), without deduction for physical depreciation, and (ii) the outstanding principal balance of the related Mortgage Loan or such other amount as is necessary to prevent any reduction in such policy by reason of the application of co-insurance and to prevent the Owner from being deemed to be a co-insurer, and (B) such other insurance as provided in the related Mortgage Loan.  The Servicer shall maintain fire and hazard insurance from an insurer having a General Policy Rating of “B” or better in Best’s Key Rating Guide (a “Qualified Insurer”) with extended coverage on each REO Property in an amount which is at least equal to the lesser of (i) 100% of the then “full replacement cost” of the improvements which are a part of such property or (ii) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property plus accrued interest at the Mortgage Rate and related Servicing Advances.  The Servicer shall maintain, from a Qualified Insurer, with respect to each REO Property such other insurance as provided in the related Mortgage Loan.  The Servicer shall require that all insurance policies required hereunder shall name the Servicer and its successors and assigns, in trust for the Mortgage Loans or the REO Properties, as the mortgagee, as loss payee, or upon request to the Owner or its designee, and that all such insurance policies require that 30 days’ notice be given to the Servicer before termination to the extent required by the related Mortgage, Mortgage Note, or other Mortgage Loan documents.

(k)

Deposit into the Custodial Account any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration and repair of the related Mortgaged Property or amounts to be released to the Mortgagor in accordance with the terms of the related Mortgage).  It is understood and agreed that no earthquake or other additional insurance other than flood insurance is to be required of any Mortgagor or to be maintained by the Servicer other than pursuant to the terms of the related Mortgage, Mortgage Note or other Mortgage Loan documents and pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.  If the Mortgaged Property is located in a federally designated special flood hazard area, the Servicer will use its reasonable efforts in accordance with the Servicing Standard to cause the related Mortgagor to maintain or will itself obtain (subject to the provisions of this Agreement concerning Non-Recoverable Advances) flood insurance in respect thereof.  Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan and (ii) the maximum amount of such insurance required by the terms of the related Mortgage and as is available for the related property under the national flood insurance program (assuming that the area in which such property is located is participating in such program).  If an REO Property is located in a federally designated special flood hazard area, the Servicer will obtain flood insurance in respect thereof providing substantially the same coverage as described in the preceding sentences.  If at any time during the term of this Agreement a recovery under a flood or fire and hazard insurance policy in respect of an REO Property is not available but would have been available if such insurance were maintained thereon in accordance with the standards applied to Mortgaged Properties described herein, the Servicer shall either (i) immediately deposit into the Custodial Account from its own funds the amount that would have been recovered or (ii) apply to the restoration and repair of the property from its own funds the amount that would have been recovered, if such application would be consistent with the Servicing Standard; provided, however, that the Servicer shall not be responsible for any shortfall in insurance proceeds resulting from an insurer’s refusal or inability to pay a claim.  Costs of the Servicer of maintaining insurance policies shall be paid by the Servicer as a Servicing Advance and shall be reimbursable to the Servicer.  The Servicer agrees to prepare and present, on behalf of itself and the Owner, claims under each related insurance policy in a timely fashion in accordance with the terms of such policy and to take such reasonable steps as are necessary to receive payment or to permit recovery thereunder.

(l)

When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any “due-on-sale” clause contained in the related Mortgage or Mortgage Note; provided, however, that the Servicer shall not exercise any such right if the “due-on-sale” clause, in the reasonable belief of the Servicer, is not enforceable under applicable law.  An Opinion of Counsel (which may be in-house counsel) obtained at the expense of the Servicer and delivered to the Owner to the foregoing effect shall conclusively establish the reasonableness of such belief.  In such event, the Servicer shall make reasonable efforts to enter into an assumption and modification agreement with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the Mortgage, the Mortgagor remains liable thereon.  If the foregoing is not permitted under applicable law, the Servicer is authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as the Mortgagor and becomes liable under the Mortgage Note.  The Servicer shall notify the Owner that any such assumption or substitution agreement has been completed by forwarding to the Owner copy of such assumption or substitution agreement (indicating the Mortgage File to which it relates), which copy shall be added by the Owner to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.  The Servicer shall be responsible for recording any such assumption or substitution agreements.  In connection with any such assumption or substitution agreement, the Monthly Payment on the related Mortgage Loan shall not be changed but shall remain as in effect immediately prior to the assumption or substitution, the stated maturity or outstanding principal amount of such Mortgage Loan shall not be changed nor shall any required Monthly Payments of principal or interest be deferred or forgiven.  Any fee collected by the Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional servicing compensation.

(m)

Eligible Investments.

(1)

The Servicer may direct any depository institution maintaining the Custodial Account to invest the funds in one or more Eligible Investments bearing interest or sold at a discount, and maturing, unless payable on demand, no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement.  All such Eligible Investments shall be held to maturity, unless payable on demand.  Any investment of funds in a Custodial Account shall be made in the name of the Owner or in the name of a nominee of the Owner.  The Owner shall be entitled to sole possession (except with respect to investment direction of funds held in the Custodial Account) over each such investment and the income thereon, and, upon the request of the Owner or its agent, any certificate or other instrument evidencing any such investment shall be delivered directly to the Owner or its agent, together with any document of transfer necessary to transfer title to such investment to the Owner or its nominee.  In the event amounts on deposit in a Custodial Account are at any time invested in an Eligible Investment payable on demand, the Owner shall, at the direction of the Servicer:

(x)

consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Eligible Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

(y)

demand payment of all amounts due thereunder promptly upon determination by the Servicer, or receipt of notice from the Owner, that such Eligible Investment would not constitute an Eligible Investment in respect of funds thereafter on deposit in the Custodial Account.

(2)

The Servicer shall deposit in the Custodial Account, from its own funds, the amount of any loss incurred in respect of any such Eligible Investment made with funds in such account immediately upon realization of such loss.

(n)

With respect to a Mortgage Loan that contains a provision in the nature of a “due-on-encumbrance” clause, which by its terms (i) provides that such Mortgage Loan (or may at the mortgagee’s option) become due and payable upon the creation of any lien or other encumbrance on the related Mortgaged Property or (ii) requires the consent of the related mortgagee to the creation of any such lien or other encumbrance on the related Mortgaged Property, then to the extent it has knowledge of such lien or other encumbrance, the Servicer, on behalf of the Owner, will be requested to exercise (or decline to exercise) any right it may have as the mortgagee of record with respect to such Mortgage Loan to (x) accelerate the payments thereon or (y) withhold its consent to the creation of any such lien or other encumbrance, in a manner consistent with the Servicing Standard.

(o)

Notwithstanding anything to the contrary in this Agreement, follow the following procedures with respect to any Cross-Collateralized Mortgage Loans:

(i)

All amounts collected in respect of any related Cross-Collateralized Mortgage Loans shall be applied between or among such Mortgage Loans in accordance with the express provisions of the related loan documents or, in the absence of such express provisions, in accordance with Applicable Requirements.

(ii)

The Servicer shall not waive any right that it has, or grant any consent it is otherwise entitled to withhold, under any related due-on-sale clause governing the transfer of any Mortgaged Property that secures Cross-Collateralized Mortgage Loans unless the cross-default and cross-collateralization provisions with respect to such Mortgage Loans remain in full force and effect with respect to the transferee.

(iii)

In the event of a default under any Cross-Collateralized Mortgage Loans that are secured by real properties located in multiple states, and such states include the State of California or another state with a statute, rule or regulation comparable to California’s “one action” rule, then the Servicer shall consult with counsel regarding the order and manner in which the Servicer should foreclose upon or comparably proceed against such properties.

2.4

Other.

The Servicer shall be responsible for further safeguarding the Owner’s interest in the property and rights under the Mortgage by:

(a)

Inspecting properties after the Mortgagor is sixty (60) days or more delinquent in the payment of any obligation under the Mortgage, and performing such other inspections as are consistent with the Servicing Standard.

(b)

Securing any property found to be vacant or abandoned, and advising the Owner of the status thereof.

(c)

Providing written or electronic notification to the Owner within five (5) Business Days of the Servicer’s receipt of notice or other awareness of any liens, bankruptcy, probate proceeding, tax sale, partition, local ordinance violation, condemnation or proceeding in the nature of eminent domain or similar event that would, in the Servicer’s reasonable judgment, impair the Owner’s interest in the Mortgaged Property; and the Servicer shall take appropriate action to preserve the Owner’s interest in the Mortgaged Property; the Owner acknowledges that with respect to junior liens, unless otherwise requested by the Owner will not file requests for notification of any action to be taken against the Mortgagor by a senior lien holder under a senior lien and, until the junior lien is delinquent, will not notify any senior lien holder of the existence of the junior lien.

(d)

Providing written or electronic notification to the Owner within five (5) Business Days with respect to requests for partial releases, easements, substitutions, division, subordination, alterations, or waivers of security instrument terms; that would, in the Servicer’s reasonable judgment, impair the Owner’s security.

(e)

Maintaining in force at all times a blanket fidelity bond and a policy of errors and omissions insurance coverage that satisfy Fannie Mae requirements at the Servicer’s sole expense.  Such coverage shall provide the Owner protection in liquidating a Mortgage Loan against any loss that can be attributed to damage to the property from a hazard or peril required to be insured pursuant to this Agreement and that otherwise would be insured but for the Servicer’s negligence in allowing insurance coverage to lapse or failing to keep a sufficient amount of insurance in force.  The Servicer shall provide the Owner with certificates evidencing such coverage.

(f)

Upon notice to and unless otherwise instructed by the Owner, disbursing insurance loss settlements, including:

(1)

Receiving reports of hazard insurance losses and assuring that proof of loss statements are properly filed;

(2)

Authorizing the restoration and rehabilitation of the damaged property;

(3)

Collecting, endorsing and disbursing the insurance loss proceeds and arranging for progress inspections and payments, if necessary;

(4)

Complying with the Servicing Standards pertaining to settlement of insurance losses; and

(5)

In general, attempting to assure that the priority of the Mortgage is preserved by complying with the Servicing Standard.

(g)

Upon notice to and unless otherwise instructed by the Owner, processing insurance drafts and loss settlements in the following manner:

(1)

Provided that the Mortgage Loan is current in all respects, the Servicer may endorse and deliver to the Mortgagor without prior inspection of the property and completion of repairs, settlements drafts for losses up to the amount of five thousand dollars ($5,000.00); and

(2)

With respect to settlement drafts for losses in excess of five thousand dollars ($5,000.00), the Servicer shall monitor the progress of the repairs to insure that the property is being restored in a satisfactory manner and will release funds in accordance with completed property inspection reports.

(h)

Notwithstanding anything to the contrary in this Agreement, the Servicer shall take all actions necessary under any applicable, FHA Insurance, VA Guaranty or any other Primary Mortgage Insurance Policy to receive all applicable proceeds from such policies or guaranties.

2.5

Accounting, Remittances and Reports.

The Servicer shall:

(a)

On each Servicer Remittance Date, remit by wire transfer of immediately available funds to the Owner (a) all amounts deposited in the Custodial Account as of the close of business on the related Determination Date (net of (i) charges against and withdrawals from the Custodial Account permitted pursuant to Section 2.3(d) and (ii) amounts relating to interest accrued and unpaid and principal due and unpaid prior to the Cut-off Date relating to the Mortgage Loans as reduced by the amount of any forgiveness or reduction of delinquent payments by the Servicer (“Pre-Cut-off Date Amounts”), including any prepayment premiums or penalties relating to the Mortgage Loans collected during the related Due Period), with respect to amounts received by the Servicer during the related Due Period, plus (b) (i) all Delinquency Advances, if any, which the Servicer is required to make pursuant to Section 2.10 and (ii) all Prepayment Interest Shortfall payments which the Servicer is required to make pursuant to Section 2.11 for the related Due Period, minus (c) (i) any amounts attributable to scheduled Monthly Payments of principal and interest received by the Servicer but due on a Due Date or Dates subsequent to the first day of the month in which the Servicer Remittance Date occurs and (ii) any prepayments in full or in part received subsequent to the last day of the month immediately preceding the month in which the Servicer Remittance Date occurs, which amounts shall be remitted on the Servicer Remittance Date next succeeding the Due Period for such amounts.  In addition, on each Servicer Remittance Date, the Servicer shall remit to the Owner any Pre-Cut-off Date Amounts collected during the related Due Period.  Notwithstanding the foregoing provisions of this Section 2.5(a), the Servicer shall not remit to the Owner any Pre-Cut-off Date Amounts relating to any Liquidated Mortgage Loan until all amounts due and owing to the Trust on such Liquidated Mortgage Loan have been remitted to the Owner.

(b)

Not accept any prepayment of any Mortgage Loan except as specified or authorized by the Servicing Standard and by the terms of the Mortgage Loan, nor waive, modify, release or consent to postponement on the part of the Mortgagor of any term or provision of the Mortgage documents except as specified or authorized by the Servicing Standard.

(c)

Upon payment of a Mortgage Loan in full and receipt from the Owner or its agent of any documents or information necessary to effect such release, have prepared and file any necessary release or satisfaction documents, and shall continue servicing of the loan pending final settlement, and refund any of the Mortgagor deposits.

(d)

Make applicable interest rate adjustments in compliance with the Servicing Standard  and the related Mortgage Note.  The Servicer shall execute and deliver all appropriate notices required by the Servicing Standard and the Mortgage Loan documents including but not by way of limitation, timely notification to the Owner, of applicable date and information regarding such interest rate adjustment, and methods of implementation of such interest rate adjustments and of all prepayments of any loan hereunder by the Mortgagor.

(e)

Perform such other customary duties, furnish copies of standard reports and execute such other documents in connection with its duties hereunder as the Owner from time to time reasonably may require.  On the 10th day of each month (or the immediately preceding Business Day if the 10th day is not a Business Day) the Servicer shall deliver or cause to be delivered to the Owner on computer readable magnetic tape, diskette or other mutually agreeable format a report containing such information with respect to the Mortgage Loans as shall be mutually agreed upon by the Servicer and the Owner including hard copies of the reports substantially similar to those described in Exhibit II.

(f)

On or before March 15 of each year, beginning in 2006, annually provide the Owner with a Uniform Single Attestation Program audit report from its independent auditors, in a form acceptable to FNMA.

(g)

Deliver to the Owner on or before March 15 of each year, beginning in 2006, an Officer’s Certificate signed by a responsible officer of the Servicer stating that (x) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under such officer’s supervision, and (y) to the best of such officer’s knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Servicer to cure such default.

(h)

Deliver to the Owner, the Depositor and the Master Servicer on or before March 15 each year, beginning in 2006, at its expense, an Officer’s Certificate signed by a responsible officer of the Servicer substantially in the form of Exhibit IV hereto (a “Servicer’s Compliance Certificate”).

In the event the Owner requests the Servicer to provide special reports or data files or render other related services to either the Owner or any third party, the Servicer shall use its best efforts to provide said reports, data files, or related services.  The Servicer shall thereupon bill the requesting party for the cost of such reports, data files or related services including related delivery costs, in accordance with a separate fee to be determined in advance by the Owner and the Servicer.

2.6

Delinquency Control.

The Servicer shall:

(a)

Be responsible for protecting the Owner’s interest in the Mortgage Loans by dealing quickly and effectively, in accordance with established FNMA, VA or FHA collection guidelines, as applicable, with the Mortgagors who are delinquent or in default.  The Servicer’s delinquent mortgage servicing program shall include an adequate accounting system which will immediately and positively indicate the existence of delinquent Mortgage Loans, a procedure that provides for sending delinquent notices, assessing late charges, and returning inadequate payments, and a procedure for the individual analysis of distressed or chronically delinquent loans;

(b)

Maintain a collection department and an on-line automated collection system that substantially complies with established FNMA, FHA or VA collection guidelines, as applicable; and

(c)

Provide the Owner with a month-end collection and delinquency report identifying and describing the status of any delinquent loans, and from time to time as the need may arise, provide the Owner with loan service reports relating to any items of information which the Servicer is otherwise required to provide hereunder, or detailing any matters the Servicer believes should be brought to the special attention of the Owner.

2.7

Foreclosure.

(a)

The Servicer shall use its best efforts, consistent with the Servicing Standard, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments or for other disposition of such Mortgage Loan.  The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that such costs and expenses will be recoverable as Servicing Advances by the Servicer.  The foregoing is subject to the provision that, in any case in which Mortgaged Property shall have suffered damage that is not covered by a hazard insurance policy or other insurance policy, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion that such restoration will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself for such expenses and that such expenses will be recoverable to it through Liquidation Proceeds, Insurance Proceeds or otherwise.  Any sale of a defaulted Mortgage Loan by the Servicer on behalf of the Owner shall be effected in the reasonable judgment of the Servicer to maximize Liquidation Proceeds.

As an alternative to foreclosure, the Servicer may sell a defaulted Mortgage Loan if the Servicer determines that such a sale is likely to increase the amount of Liquidation Proceeds, and any such sale of a defaulted Mortgage Loan by the Servicer shall be effected in a manner expected, in the reasonable judgment of the Servicer, to maximize Liquidation Proceeds.

(b)

Notwithstanding the foregoing provisions of this Section 2.7 or any other provision of this Agreement, with respect to any Mortgage Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Servicer shall neither (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, nor (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property, if, as a result of any such action, the Owner would be considered to hold title to, to be a “mortgagee-in-possession” of, or to be an “owner” or “operator” of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer has also previously determined, based on its reasonable judgment and a report prepared by a Person who regularly conducts environmental audits in accordance with customary industry standards, that:

(1)

such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Owner to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

(2)

there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Owner to take such actions with respect to the affected Mortgaged Property.

The cost of the environmental audit report contemplated by this Section 2.7 shall be advanced by the Servicer, subject to the Servicer’s right to be reimbursed therefor from the Custodial Account as provided in Section 2.3(d).

If the Servicer determines, as described above, that it is in the best economic interest of the Owner to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Servicer shall take such action as it deems to be in the best economic interest of the Owner.  The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Servicer, subject to the Servicer’s right to be reimbursed therefor from the Custodial Account as provided herein.

With respect to any commercial property, without regard to whether the Servicer otherwise has notice or knowledge of the presence of any toxic or hazardous substance thereon, the Servicer shall use its reasonable best judgment, subject to the Servicing Standard, in determining whether to obtain an environmental audit report as described above prior to taking any action described in clauses (i) or (ii) of this paragraph (b).

(c)

Notwithstanding the foregoing provisions of this Section or any other provision of this Agreement, the Servicer shall not foreclose upon any Mortgaged Property securing a Mortgage Loan if in the reasonable judgment of the Servicer it would not be in the best economic interests of the Owner to foreclose upon such Mortgaged Property.  In such event, the Servicer will not be required to make any Delinquency Advances, Servicing Advances or any other advances in connection with the Mortgage Loan, and the Servicer will render a Final Recovery Determination in connection with the Mortgage Loan.

2.8

REO Property.

Except to the extent that the Applicable Requirements provide otherwise, the following provisions shall apply to the management and disposition of REO Property:

(a)

The deed or certificate of sale of any REO Property shall be taken in the name of the Servicer on behalf of the Owner or its nominee or in the name of the Owner or its nominee, whichever course of action is in the best interest of the Owner in the reasonable judgment of the Servicer and in accordance with Applicable Requirements.

(b)

The Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets and shall establish and maintain with respect to REO Properties an account held in trust for the Owner (the “REO Account”), which shall be an Eligible Account.  The Servicer shall be permitted to allow the Custodial Account to serve as the REO Account, subject to separate ledgers for each REO Property.  The Servicer shall be entitled to retain or withdraw any interest income paid on funds deposited in the REO Account.

(c)

The Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Property as are consistent with the manner in which the Servicer manages and operates similar property owned by the Servicer or any of its Affiliates, all on such terms and for such period as the Servicer deems to be in the best interests of the Owner.  In connection therewith, the Servicer shall deposit, or cause to be deposited, on a daily basis in the REO Account all revenues received by it with respect to an REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of such REO Property including, without limitation: (i) all insurance premiums due and payable in respect of such REO Property; (ii) all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon; and (iii) all costs and expenses necessary to maintain such REO Property.

To the extent that amounts on deposit in the REO Account with respect to an REO Property are insufficient for the purposes set forth in clauses (i) through (iii) above with respect to such REO Property, the Servicer shall advance from its own funds such amount as is necessary for such purposes if, but only if, the Servicer would make such advances if the Servicer owned the REO Property and if in the Servicer’s judgment, the payment of such amounts will be recoverable from the rental or sale of the REO Property.

(d)

Anything to the contrary herein notwithstanding, the Servicer shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless (a) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held and (b) the Servicer determines, and gives appropriate notice to the Owner to such effect, that a longer period is necessary for the orderly liquidation of the REO Property.  The Servicer shall use its best efforts to dispose of the REO Property as soon as possible.  If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, the Servicer shall report monthly to the Owner as to the progress being made in selling such REO Property.  The Servicer shall not Directly Operate any REO Property, but shall employ an Independent Contractor to operate REO Property.

Upon request by the Owner, with respect to any REO Property, the Servicer shall obtain broker price opinions from parties selected by the Servicer, and shall solicit, in a commercially reasonable manner, bids for the purchase of such REO Property.

(e)

In addition to the withdrawals permitted under Section 2.3(d), the Servicer may from time to time make withdrawals from the REO Account for any REO Property: (i) to pay itself unpaid Servicing Fees in respect of the related Mortgage Loan; and (ii) to reimburse itself for unreimbursed Servicing Advances and Delinquency Advances made in respect of such REO Property or the related Mortgage Loan.  On the Servicer Remittance Date, the Servicer shall withdraw from each REO Account maintained by it and remit to the Owner the income from the related REO Property received during the prior calendar month, net of any withdrawals made pursuant hereto.

(f)

On or before February 28 of each year, the Servicer shall file information returns (or extensions, if necessary) with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code, respectively.  Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code and a copy thereof shall be sent upon request to the Owner promptly after the filing thereof.

2.9

Books and Records.

(a)

Upon the Owner’s written request, the Servicer shall furnish a detailed statement of its financial condition, shall give the Owner or its authorized representative opportunity upon reasonable advance notice at any time during its normal business hours to examine the Servicer’s books and records and operating procedures, or shall cause a nationally recognized certified public accountant selected and employed by it to provide the Owner not later than ninety (90) days after the close of the Servicer’s fiscal year, with a certified statement of the Servicer’s financial condition as of the close of its fiscal year.  The Servicer shall make its servicing personnel available during regular business hours to respond to reasonable inquiries from the Owner.  Any additional requests for loan audit or confirmations to be performed by the Servicer’s audit firm on the Mortgage Loans shall be at the sole expense of the requesting party.  The Servicer will keep records in accordance with industry standards pertaining to each Mortgage Loan, and such records shall be the property of the Owner and upon termination of this Agreement shall be delivered to the Owner at the Owner’s expense.

(b)

The Servicer shall provide to the Owner, and the supervisory agents and examiners of each of the foregoing (which, in the case of supervisory agents and examiners, may be required by applicable state and federal regulations), access to the documentation regarding the Mortgage Loans, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

2.10

Advance of Monthly Payments.

(a)

The amount of advances in respect of P&I (“Delinquency Advances”) to be made by the Servicer for any Servicer Remittance Date shall equal the sum of (i) the aggregate amount of Monthly Payments (net of the related Servicing Fee), due during the related Due Period in respect of the Mortgage Loans, which Monthly Payments were delinquent on a contractual basis as of the close of business on the related Determination Date and (ii) with respect to each REO Property, which REO Property was acquired during or prior to the related Due Period and as to which REO Property an REO Disposition did not occur during the related Due Period, an amount equal to the excess, if any, of the REO Imputed Payment on such REO Property for the most recently ended calendar month, over the net income from such REO Property transferred to the Custodial Account for distribution on such Servicer Remittance Date.  For purposes of the preceding sentence, the Monthly Payment on each Balloon Loan with a delinquent balloon payment is equal to the assumed monthly payment that would have been due on the related Due Date based on the original principal amortization schedule for such Balloon Loan.

(b)

On or before noon (New York time) on the Servicer Remittance Date, the Servicer shall remit to the Owner an amount equal to the aggregate amount of Delinquency Advances, if any, to be made in respect of the Mortgage Loans and REO Properties for the related Servicer Remittance Date either (i) from its own funds or (ii) from the Custodial Account, to the extent of funds held therein for future distribution (in which case it will cause to be made an appropriate entry in the records of the Custodial Account that amounts held for future distribution have been used by the Servicer in discharge of any such Delinquency Advance) or (iii) in the form of any combination of (i) and (ii) (whether accounted for as advances made directly from the Custodial Account or reimbursement from such account for advances made from its own funds) aggregating the total amount of Delinquency Advances to be made by the Servicer with respect to the Mortgage Loans and REO Properties.  Any amounts held for future distribution and so used shall be appropriately reflected in the Servicer’s records and replaced by the Servicer by deposit in the Custodial Account on or before any future Servicer Remittance Date to the extent that the amount available for remittance to the Owner for the related Servicer Remittance Date (determined without regard to Delinquency Advances to be made on the Servicer Remittance Date) shall be less than the total amount that would be remitted by the Servicer to the Owner pursuant to this Agreement on such Servicer Remittance Date if such amounts held for future distributions had not been so used to make Delinquency Advances.  The Owner will provide notice to the Servicer in the event that the amount remitted by the Servicer to the Owner on such date is less than the Delinquency Advances required to be made by the Servicer for the related Servicer Remittance Date.

(c)

The obligation of the Servicer to make such Delinquency Advances is mandatory, notwithstanding any other provision of this Agreement but subject to (d) below, and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination in connection therewith pursuant to any applicable provision of this Agreement, except as otherwise provided in this Section.

(d)

Notwithstanding anything herein to the contrary, no Delinquency Advance shall be required to be made hereunder by the Servicer if such Advance would, if made, constitute a Non-Recoverable Advance.  The determination by the Servicer that it has made a Non-Recoverable Advance or that any proposed Delinquency Advance, if made, would constitute a Non-Recoverable Advance, shall be evidenced by an Officers’ Certificate of the Servicer delivered to the Owner.

2.11

Prepayment Interest Shortfalls.

On or before noon (New York time) on each Servicer Remittance Date, the Servicer shall deposit in the Custodial Account, from its own funds, an amount equal to the aggregate amount of Prepayment Interest Shortfalls with respect to Prepayments in Full received during the related Due Period.

ARTICLE III

[Reserved]

ARTICLE IV

COMPENSATION

4.1

Servicing Fee.

As consideration for servicing the Mortgage Loans, the Servicer shall be paid on each Servicer Remittance Date a monthly service fee (the “Servicing Fee”) equal to the product of (x) the Servicing Fee Rate and (y) the scheduled principal balance of such Mortgage Loan immediately preceding the Servicer Remittance Date occurring in such month.  The “Servicing Fee Rate” for each Mortgage Loan is the per annum rate set forth on the schedule of Mortgage Loans to be serviced, as specified on Exhibit I hereto.  The Servicer shall also be entitled to retain any Ancillary Income as well as any other amounts the Servicer is entitled to pursuant to this Agreement and the related Confirmation Agreement.

4.2

Solicitation.

The Servicer shall not be entitled to solicit individual Mortgagors for accident, health, life, property and casualty insurance, or any other mortgage-related products or services without the prior consent of the Owner.  Notwithstanding the foregoing, it is understood and agreed that promotions, which are directed to the general public including, without limitation, mass mailings based on commercially acquired mailing lists, newspaper, radio and television advertisements, shall not constitute solicitations under this paragraph.

ARTICLE V

TERM AND TERMINATION

5.1

Term and Notice.

Unless terminated pursuant to Section 5.2, the term of this Agreement shall extend to the later of (i) the distribution of the final payment or Liquidation Proceeds on the last Mortgage Loan to the Owner and (b) the disposition by the Servicer of all Mortgaged Properties acquired upon foreclosure of the last Mortgage Loan and the remittance of all funds due hereunder.

Appointment of a successor Servicer shall be subject to the following conditions:  (i) written confirmation from the Rating Agencies shall have been obtained that appointment of such successor servicer will not result in the qualification, reduction or withdrawal of any rating assigned to an outstanding Class of Securities, (ii) the Master Servicer shall have consented to such appointment, (iii) such successor Servicer shall have entered into a servicing agreement substantially similar to this Agreement and (iv) the successor Servicer shall be able to make the representations and warranties set forth in Article VII hereof on the date it commences servicing the Mortgage Loans.

5.2

Termination.

In the event of a breach of the Servicer’s obligation to make the remittances required pursuant to Sections 2.5, 2.10 or 2.11, if such breach is not cured within three (3) Business Days after the date such remittance is due, the Owner may terminate this Agreement and require the immediate transfer of all Mortgage Loans, Mortgage Loan documents, and data.  In the event of a material breach of any other provision of this Agreement by the Servicer, which breach is curable, the Servicer shall have forty-five (45) days to cure such breach after written notification is given by the Owner.  Notwithstanding the previous sentence, if (i) the breach is either not cured within the forty-five (45) day period, or is a breach of such a type as to be incapable of being cured, the Owner may terminate this Agreement upon five (5) days’ notice, or (ii) the Servicer shall have failed to deliver to the Owner on any Determination Date the report required under Section 2.5(e) in substantially the form required thereunder, the Owner may terminate this Agreement upon one (1) Business Day’s notice, and in each case may require the immediate transfer of all Mortgage Loans, Mortgage Loan documents, and data.  The Owner shall be entitled to be reimbursed by the Servicer for all costs of collection and all costs related to the transfer of said Mortgage Loans, Mortgage Loan documents and data.

Should the Servicer at any time during the term of this Agreement have its rights to service for FHLMC, FNMA, GNMA, HUD or VA, suspended or lose any other permits or licenses necessary to carry out its responsibilities under this Agreement, or if the Servicer becomes insolvent, files for bankruptcy, or is placed under conservatorship or receivership, then, and in any of these events, the Owner may immediately terminate this Agreement for cause, without any further liability to the Servicer. The Owner shall be entitled to be reimbursed by the Servicer for all costs of collection and all costs related to the transfer of said Mortgage Loans, Mortgage Loan documents and data.

The rights of termination, as provided herein, are in addition to all other available rights and remedies, including the right to recover damages in respect of any breach.  Notwithstanding the foregoing, neither party shall be liable to the other for any special, punitive or consequential damages.

5.3

[Reserved]

5.4

Accounting.

Upon termination of this Agreement, the Servicer will account for and turn over to the Owner or the Owner’s designee, all funds collected hereunder, less the compensation then due the Servicer, and deliver to the Owner or the Owner’s designee, as applicable, all records and documents relating to each Mortgage Loan then serviced and will advise the Mortgagors that their mortgages will henceforth be serviced by the Owner or the Owner’s designee.

ARTICLE VI

SECURITIZATION

6.1

Servicer to Cooperate.

The Servicer acknowledges that the Owner may convey Mortgage Loans to one or more securitized trust structures (each, a “Securitization”).  With respect to each Securitization entered into by the Owner or any Affiliate of the Owner, the Servicer agrees:

(a)

to cooperate fully with the Owner, the Master Servicer, the Trustee, any prospective purchaser, any Rating Agency or any party to any agreement executed in connection with such Securitization with respect to all reasonable requests and due diligence procedures, and to use its best efforts to facilitate such Securitization;

(b)

to execute as servicer or sub-servicer as the case may be, all applicable agreements executed in connection with such Securitization that govern the servicing and administration of the Mortgage Loans (and any agreements and other documents incidental thereto, including officer’s certificates) (“Securitization Agreements”) as the Owner shall reasonably request, which Securitization Agreements shall contain provisions substantially similar to those set forth herein and shall inure to the benefit of the parties to such Securitization, including without limitation, the Master Servicer, the Trustee and any other third parties.  All terms and conditions of any Securitization Agreement shall be reasonably acceptable to the Servicer and shall not expand or increase the Servicer’s duties, liabilities, or obligations hereunder in any material respect; provided, however, that the Servicer hereby agrees to track Mortgage Loan proceeds and to make all such remittances, and provide all such reports, to each of the Owner, the Master Servicer, the Trustee as the Owner may prescribe in such Securitization Agreements.

(c)

to restate on the closing date for a Securitization the representations and warranties contained in Section 5.1 of this Agreement;

(d)

if requested by the Owner, to deliver to the Owner and to any Person designated by the Owner, at the expense of the Owner, such statements and audit letters of reputable, certified public accountants pertaining to the written information provided by the Servicer referred to in clause (d) above as shall be requested by the Owner or its Affiliate;

(e)

if requested by the Owner, to deliver to the Owner or any Person designated by the Owner at the expense of the Owner, such Opinions of Counsel as are customarily delivered by originators and/or servicers in connection with Securitizations; and

(f)

if requested by the Owner, to provide, on an ongoing basis from information obtained through its servicing of the Mortgage Loans, any information necessary to enable the “tax matters person” for any REMIC in a Securitization, including any Master Servicer or Trustee acting in such capacity, to perform its obligations in accordance with applicable law and customary secondary mortgage market standards for Securitizations.

ARTICLE VII

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SERVICER

Subject to the provisions of Article VIII hereinbelow, the Servicer warrants and represents to, and covenants and agrees with, the Owner as follows:

7.1

Notice of Breach.

The Servicer shall immediately notify the Owner of any failure or anticipated failure on its part to observe and perform any warranty, representation, covenant or agreement required to be observed and performed by it as a Servicer.

7.2

Agency Approvals.

The Servicer is an approved servicer for FHLMC, FNMA, GNMA, HUD and VA is an FHA-Approved Mortgagee and is qualified to own and hold VA Mortgage Loans, and shall maintain such approvals throughout the term of this Agreement.

7.3

Authority.

The Servicer is duly organized and validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite power and authority to enter into this Agreement and the persons executing this Agreement on behalf of the Servicer are duly authorized so to do; and this Agreement evidences the valid, binding and enforceable obligation of the Servicer and all requisite action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms.

ARTICLE VIII

INDEPENDENCE OF PARTIES; INDEMNIFICATION; SURVIVAL

8.1

Independence of Parties.

The following terms shall govern the relationship between the Owner and the Servicer:

(a)

The Servicer shall have the status of, and act as, an independent contractor.  Nothing herein contained shall be construed to create a partnership or joint venture between the Owner and the Servicer.

(b)

Anything herein contained in this Article VIII or elsewhere in this Agreement to the contrary notwithstanding, the representations and warranties of the Servicer contained in this Agreement shall not be construed as a warranty or guarantee by the Servicer as to future payments by any Mortgagor.

(c)

Anything herein contained in this Article VIII or elsewhere in this Agreement to the contrary notwithstanding, the Servicer shall not be responsible for performance or compliance under any loan repurchase agreements, indemnifications, representations or warranties of an origination nature.

8.2

Indemnification.

The Servicer agrees to indemnify, defend, and hold harmless, the Owner, the Depositor, the Master Servicer, the Trust, the Trustee and their respective officers, employees, agents and directors, from any liability, claim, loss, demand, action, damage, assessment, deficiency, tax, cost and expense, including reasonable attorneys’ fees, directly or indirectly resulting from or arising out of (i) the Servicer’s failure to observe or perform any or all of the Servicer’s covenants, agreements, warranties or representations contained in this Agreement, (ii) servicing of any simple interest Mortgage Loan other than on a simple interest basis and (iii) any material misstatement in (or omission from) any Servicer’s Compliance Certificate.

The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Servicer may, with the consent of the Master Servicer, undertake any such action which it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto.  In such event, or if the Servicer deems it necessary to defend any such action, the Servicer shall be entitled to reimbursement from the Custodial Account for the reasonable legal expenses and costs of such action.

In addition, the Servicer, the Owner, the Depositor, the Master Servicer, the Trust and the Trustee and their respective directors, officers, employees and agents shall be entitled to indemnification from the Trust for any loss, liability or expense incurred in connection with any claim, demand, action or legal proceeding incurred without negligence or willful misconduct on their part, arising out of, or in connection with, the acceptance or administration of the Trust, including, without limitation, servicing of the Mortgage Loans, the REO Property and the costs and expenses (including reasonable attorney’s fees) of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder.

8.3

Procedure for Indemnification.

Promptly upon receipt of notice of any claim, demand or assessment or the commencement of any suit, demand, action or proceeding in respect of which indemnity may be sought pursuant to the terms of this Agreement, the party seeking indemnification (the “Indemnitee”) will use its best efforts to notify the other party (the “Indemnitor”) in writing thereof in sufficient time for the Indemnitor to respond to such claim or answer or otherwise plead in such action.  Except to the extent that the Indemnitor is prejudiced thereby, the omission of the Indemnitee to promptly notify the Indemnitor of any such claim or action shall not relieve the Indemnitor from any liability which it may have to the Indemnitee in connection therewith.  If any claim, demand or assessment shall be asserted or suit, action or proceeding commenced against the Indemnitee, the Indemnitor will be entitled to participate therein, and to the extent it may wish to assume the defense, conduct or settlement thereof, with counsel reasonably satisfactory to the Indemnitee.  After notice from the Indemnitor to the Indemnitee of its election to assume the defense, conduct, or settlement thereof, the Indemnitor will not be liable to the Indemnitee for any legal or other expenses consequently incurred by the Indemnitee in connection with the defense, conduct or settlement thereof.  The Indemnitee will cooperate with the Indemnitor in connection with any such claim and make its personnel, books and records relevant to the claim available to the Indemnitor.  In the event the Indemnitor does not wish to assume the defense, conduct or settlement of any claim, demand or assessment, the Indemnitee will not settle such claim, demand or assessment without the prior written consent of the Indemnitor, which consent shall not be unreasonably withheld.

8.4

Survival.

The indemnifications, representations and warranties set forth herein shall survive the termination or assignment of this Agreement and any Confirmation Agreement and the resignation or termination of the Servicer.

8.5

Reporting Requirements of the Commission and Indemnification.

Notwithstanding any other provision of this Agreement, the Servicer shall (i) agree to such modifications and enter into such amendments to this Agreement as may be necessary, in the judgment of the Owner or the Depositor and their counsel, to comply with any rules promulgated by the Commission and any interpretations thereof by the staff of the Commission (collectively, “SEC Rules”) and (ii) promptly upon request provide to the Owner or the Depositor for inclusion in any periodic report required to be filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such items of information regarding this Agreement and matters related to the Servicer, including as applicable (by way of example and not limitation), a description of any material litigation or governmental action or proceeding involving the Servicer or its affiliates (collectively, the “Servicer Information”), provided,  that such information shall be required to be provided by the Servicer only to the extent that such shall be determined by the Owner, the Depositor and its counsel to be necessary to comply with any SEC Rules.

The Servicer hereby agrees to indemnify and hold harmless the Depositor, and its officers and directors and each person, if any, who controls the Depositor within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Act”), or Section 20 of the Exchange Act, from and against any and all losses, claims, expenses, damages or liabilities to which the Depositor, its officers or directors and any such controlling person may become subject under the Act or otherwise, as and when such losses, claims, expenses, damages or liabilities are incurred, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Servicer Information or arise out of, or are based upon, the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse the Depositor, its officers and directors and any such controlling person for any legal or other expenses reasonably incurred by it or any of them in connection with investigating or defending any such loss, claim, expense, damage, liability or action, as and when incurred; provided, however, that the Servicer shall be liable only insofar as such untrue statement or alleged untrue statement or omission or alleged omission relates solely to the information in the Servicer Information furnished to the Depositor by or on behalf of the Servicer specifically in connection with this Agreement.

ARTICLE IX

MISCELLANEOUS

9.1

Changes in Practices.

The parties hereto acknowledge that the standard practices and procedures of the mortgage servicing industry change or may change over a period of time.  To accommodate these changes, the Servicer may from time to time notify the Owner of such material changes in practices and procedures.

9.2

Closing.

Each closing for the engagement of the Servicer to perform the servicing responsibilities respecting Mortgage Loans shall take place on the related Transfer Date.  At the Servicer’s option, the closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree; or conducted in person, at such place as the parties shall agree.  Each closing shall be subject to each of the following conditions: (a) all of the representations and warranties of the Owner and the Servicer under this Agreement shall be true and correct as of each Transfer Date and no event shall have occurred which, with the giving of notice or the passage of time, would constitute a default under this Agreement; (b) the Owner and Servicer each shall have received in escrow: (i) with respect to the initial Transfer Date, this Agreement and the Mortgage Loan Schedule, and (ii) with respect to each subsequent Transfer Date, the related Confirmation Agreement and the Mortgage Loan Schedule reflecting the additional Mortgage Loans to be serviced under this Agreement and a cumulative Mortgage Loan Schedule reflecting all Mortgage Loans being serviced by the Servicer from the initial Transfer Date up to, and including the related subsequent Transfer Date; and (c) all other terms and conditions of this Agreement shall have been complied with prior to the related Transfer Date.

9.3

Assignment and Subservicing.

(a)

The Owner shall have the right, without the consent of the Servicer, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Owner hereunder, by executing one or more Assignment, Assumption and Recognition Agreements substantially in the form of Exhibit VI hereto and the assignee or designee shall accede to the rights and obligations hereunder of the Owner with respect to such Mortgage Loans. All references to the Owner in this Agreement shall be deemed to include its assignee or designee.  In addition, the Owner shall have the right at any time to designate any Affiliate of the Owner, including Bayview Loan Servicing, LLC, as the Owner’s agent for purposes of receiving any remittances, notices, reports and other information required to be remitted or delivered by the Owner with respect to any Mortgage Loans serviced under this Agreement.

(b)

This Agreement and any Confirmation Agreement may not be assigned by the Servicer without the prior written consent of the Owner; provided, however, that this Agreement shall be assumed by any entity into which the Servicer may be merged or consolidated, or any entity succeeding to the business of the Servicer, subject only to the requirement that such successor entity shall satisfy all the requirements of this Agreement.

(c)

The Servicer may enter into subservicing agreements for any servicing and administration of Mortgage Loans in accordance with this Agreement with any institution that is in compliance with the laws of each state necessary to enable it to perform its obligations under such subservicing agreement.  The Servicer shall be entitled to terminate any subservicing agreement in accordance with the terms and conditions of such subservicing agreement and to either directly service the related Mortgage Loans or enter into a subservicing agreement with a successor subservicer which qualifies hereunder.

(d)

Notwithstanding any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a subservicer or reference to actions taken through a subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Owner for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans.  For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when the subservicer has actually received such payments and, unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Servicer in servicing the Mortgage Loans include actions taken or to be taken by a subservicer on behalf of the Servicer.  The Servicer shall be entitled to enter into any agreement with a subservicer for indemnification of the Servicer by such subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

(e)

In the event the Servicer shall for any reason no longer be the Servicer, the successor Servicer, on behalf of the Owner, shall thereupon assume all of the rights and obligations of the Servicer under each subservicing agreement that the Servicer may have entered into, unless the successor Servicer elects to terminate any subservicing agreement in accordance with its terms.  The successor Servicer shall be deemed to have assumed all of the Servicer’s interest therein and to have replaced the Servicer as a party to each subservicing agreement to the same extent as if the subservicing agreements had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under the subservicing agreements to the extent incurred prior to the replacement of the predecessor Servicer.  The Servicer at its expense and without right of reimbursement therefor, shall, upon request of the successor Servicer, deliver to the assuming party all documents and records relating to each subservicing agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the subservicing agreements to the assuming party.

(f)

As part of its servicing activities hereunder, the Servicer, for the benefit of the Owner, shall enforce the obligations of each subservicer under the related subservicing agreement.  Such enforcement, including, without limitation, the legal prosecution of claims and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans.  The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys’ fees against the party against whom such enforcement is directed.

(g)

Any subservicing agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a subservicer in its capacity as such and not as an originator shall be deemed to be between the subservicer and the Servicer alone and the Owner shall not be deemed a party thereto or shall have any claims, rights, obligations, duties or liabilities with respect to the subservicer in its capacity as such except as set forth in Section 9.2(d) above.

9.4

Prior Agreements.

If any provision of this Agreement is inconsistent with any prior agreements between the parties, oral or written, the terms of this Agreement shall prevail, and after the effective date of this Agreement, the relationship and agreements between the Owner and the Servicer shall be governed in accordance with the terms of this Agreement.

9.5

Entire Agreement.

This Agreement and each Confirmation Agreement each contains the entire agreement between the parties hereto and cannot be modified in any respect except by an amendment in writing signed by both parties, and to the extent such amendment is necessary to comply with the SEC Rules, such amendment shall not require any notice to, or authorization, approval or consent from, any certificateholders, rating agencies or other parties.

9.6

Invalidity.

The invalidity of any portion of this Agreement shall in no way affect the remaining portions hereof.

9.7

Effect.

Except as otherwise stated herein, this Agreement shall remain in effect until the Owner’s interest in all of the Mortgage Loans, including the related underlying security, are liquidated completely, unless sooner terminated pursuant to the terms hereof.

9.8

Applicable Law.

THIS AGREEMENT AND EACH CONFIRMATION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

9.9

Notices.

All notices, requests, demands and other communications which are required or permitted to be given under this Agreement and any Confirmation Agreement shall be in writing and shall be deemed to have been duly given within three (3) Business Days of the delivery or mailing thereof, as the case may be, sent by certified mail, return receipt requested, or by nationally recognized overnight carrier, to the Servicer at M&T Mortgage Corporation, One Fountain Plaza, Floor 5, Buffalo, NY 14203, Attn: Mark Mendel, with a copy to M&T Mortgage Corporation, One Fountain Plaza, Floor 7, Buffalo, NY 14203, Attn: Beth E. Fisher; and to the Owner at Bayview Financial, L.P., 4425 Ponce de Leon Boulevard, 4th Floor, Coral Gables, Florida 33146, Attention: Stuart Waldman, Senior Vice President.

9.10

Waivers.

Either the Owner or the Servicer may, upon written consent of the other party, by written notice to the other:

(a)

Waive compliance with any of the terms, conditions or covenants required to be complied with by the other hereunder; and

(b)

Waive or modify performance of any of the obligations of the other hereunder.

The waiver by either party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other subsequent breach.

9.11

Binding Effect.

This Agreement and any Confirmation Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns.

9.12

Headings.

Headings of the Articles and Sections in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

IN WITNESS WHEREOF, each party has caused this instrument to be signed in its corporate name on its behalf by its proper officials duly authorized as of the day, month and year first above written.

BAYVIEW FINANCIAL, L.P., as Owner
By: BAYVIEW FINANCIAL MANAGEMENT CORP., its General Partner By: /s/ Stuart Waldman Name: Stuart Waldman Title: Senior Vice President

M&T MORTGAGE CORPORATION, as Servicer

By: /s/ Mark J. Mendel
Name: Mark J. Mendel
Title: Administrative Vice President

EXHIBIT I

LOANS TO BE SERVICED

EXHIBIT II

INVESTOR REPORTS

Monthly Cutoffs:

P139  Trial Balance

P185  Interest Accrual

S212  Paid in Advance Remittance Report

S213  Curtailments Made Report

S214  Paid-in-Full Remittance Report

S215  Consolidation of Remittance Reports

S237  Monthly Report of Delinquents

550Y Private Pool Detail Report

T62C  Monthly Accounting Report

DEFAULT REPORTS

Delinquents:

Monthly Summary Delinquent Reports

-By Type of Delinquency

-By Loan Type

-By the Trustee Type

P4DL

List of Delinquent Accounts by the Trustee and the Trustee Loan Number

(Includes Collector Contact Information)

P183

Dollar Volume and Delinquency Report by the Trustee, State (this will be run on request only)

Foreclosure:

S5FT

Foreclosure Trial Balance Report

S58J

Loans in Foreclosure by Processor, State

S5L3

Report of First Legal Action (upon request this report can be tailored to select any critical date in Foreclosure Process)

Bankruptcy:

S2T5

Bankruptcy Trial Balance Report

S2B6

Bankruptcy Post Petition Delinquency Report

S2B3

Bankruptcies With Expected Discharge Dates Less Than Current Date

S2B4

Motion for Relief Follow-Up Report

EXHIBIT III

[Reserved]

EXHIBIT IV

SERVICER’S COMPLIANCE CERTIFICATE

[Date]

[Bayview Financial, L.P.]

[address]

[Depositor]

[address]

[Master Servicer]

[Address]

Reference is made to the Servicing Agreement dated as of March 1, 2005 (the “Agreement”), by and between M&T Mortgage Corporation, as servicer (the “Servicer”) and Bayview Financial, L.P., as owner (the “Owner”).  I, [identify the certifying individual], a [Title] of the Servicer, hereby certify to the Owner, [Master Servicer] and [Depositor], and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.

I have reviewed the information required to be delivered to the Owner and the Master Servicer pursuant to the Agreement (the “Servicing Information”).

2.

Based on my knowledge, the Servicing Information has been provided to the Master Servicer when and as required under the Agreement

3.

Based on my knowledge, the Servicing Information does not contain any material untrue information or omit to state information necessary to make the Servicing Information, in light of the circumstances under which such information was provided, not misleading as of the date of this certification;

4.

I am responsible for reviewing the activities performed by the Servicer under the Agreement, and based upon my knowledge and the review required under the Agreement, and except as disclosed in writing to you on or prior to the date of this certification either in the accountants’ report required under the Agreement or in disclosure a copy of which is attached hereto, the Servicer has, as of the date of this certification, fulfilled its obligations under the Agreement.

Very truly yours,

By:

      Name:

      Title:

      Date:

EXHIBIT V

FORM OF CONFIRMATION AGREEMENT

On this ____ day of ____________, 200_, Bayview Financial, L.P. (the “Owner”) as the Owner under that certain Flow Servicing Agreement (Non-Full Recourse) dated as of March 1, 2005 (the “Agreement”), does hereby transfer to M&T Mortgage Corporation (the “Servicer”) as Servicer under the Agreement, the servicing responsibilities related to the Mortgage Loans listed on the mortgage loan schedule attached hereto as Exhibit A, which shall supplement the Mortgage Loan Schedule.  The Servicer hereby accepts the servicing responsibilities transferred hereby and on the date hereof assumes all servicing responsibilities related to the Mortgage Loans identified on the attached mortgage loan schedule all in accordance with the Agreement.

1.

With respect to the Mortgage Loans made subject to the Agreement hereby, the Transfer Date shall be ___________________ and the Cut-off Date shall be _____________.

2.

With respect to the Mortgage Loans made subject to the Agreement hereby, the Servicing Fee Rate shall be ____% per annum.

3.

All other terms and conditions of this transaction shall be governed by the Agreement.

4.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

5.

This Confirmation Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Owner and the Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Servicer:

M&T MORTGAGE CORPORATION

By:

        Name:

        Title:

Owner:

BAYVIEW FINANCIAL, L.P.

By:  Bayview Financial Management Corp.,

        its General Partner

By:

        Name:

        Title:

EXHIBIT VI

FORMS OF ASSIGNMENT, ASSUMPTION AND

RECOGNITION AGREEMENT

Bayview 200_-_

M&T Non-Full Recourse AAR (Seller to Depositor)

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT made this 1st day of ________, 20__ (this “Agreement”), among M&T Mortgage Corporation, a New York corporation (the “Servicer”), _______________, a __________, as assignee (the “Assignee”), and _____________________, a __________, as assignor (the “Assignor”).

WHEREAS, the Assignor and the Servicer have entered into a certain Flow Servicing Agreement dated as of March 1, 2005 (the “Servicing Agreement”), pursuant to which the Servicer is servicing certain mortgage loans listed on the Mortgage Loan Schedule attached as an exhibit to the Servicing Agreement;

WHEREAS, pursuant to a Mortgage Loan Purchase Agreement dated as of _________, 20__, the Assignee has agreed on certain terms and conditions to purchase from the Assignor certain mortgage loans (the “Mortgage Loans”), which Mortgage Loans are subject to the provisions of the Servicing Agreement and are listed on the mortgage loan schedule attached as Exhibit 1 hereto;

WHEREAS, the Assignor intends to transfer its rights in the Servicing Agreement, to the extent of the Mortgage Loans, to the Assignee hereunder;

WHEREAS, pursuant to a [Pooling and Servicing][Trust] [Transfer and Servicing] Agreement dated as of ________ 1, 20__, among the Assignee, as depositor, ____________, as master servicer (the “Master Servicer”), and _________________, as trustee (the “Trustee”), the Assignee will transfer the Mortgage Loans to the Trustee;

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

Assignment and Assumption.

(a)

The Assignor hereby assigns to the Assignee all of its rights under the Servicing Agreement, to the extent relating to the Mortgage Loans, and the Assignee hereby assumes all of the Assignor’s obligations under the Servicing Agreement, to the extent relating to the Mortgage Loans from and after the date hereof, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Servicing Agreement from and after the date hereof, to the extent relating to the Mortgage Loans.

(b)

The Servicer and the Assignor shall have the right to amend, modify or terminate the Servicing Agreement without the joinder of the Assignee with respect to mortgage loans that are not subject to this Agreement, provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

2.

Servicing Agreement.  The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Servicing Agreement, (ii) the Servicing Agreement is in full force and effect as of the date hereof, (iii) the Servicing Agreement has not been amended or modified in any respect not disclosed to the Assignee and (iv) no notice of termination has been given to the Servicer under the Servicing Agreement.  The Servicer further represents and warrants that the representations contained in Article VII of the Servicing Agreement are true and correct on and as of _______, 20__.

3.

Recognition of Assignee.  From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and shall service the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement, the terms of which are incorporated herein by reference.  It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

4.

Representations and Warranties of the Assignee.   The Assignee hereby represents and warrants to the Assignor as follows:

(a)

Authority.  The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Agreement and to perform its obligations hereunder and under the Servicing Agreement.

(b)

Enforceability.  The Assignee hereto represents and warrants that this Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

5.

Representations and Warranties of the Assignor.   The Assignor hereby represents and warrants to the Assignee as follows:

(a)

The Assignor has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement and this Agreement.

(b)

This Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

(c)

The execution, delivery and performance by the Assignor of this Agreement and the consummation of the transactions contemplated thereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date thereof.

(d)

The execution and delivery of this Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Agreement, nor the consummation by the Assignor of the transactions therein contemplated, nor compliance by the Assignor with the provisions thereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

(e)

There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will if determined adversely to the Assignor materially adversely affect its ability to perform its obligations under this Agreement.

(f)

With respect to each Mortgage Loan, except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

(g)

With respect to each Mortgage Loan, the Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded the Mortgage, and the Assignor has not released the Mortgaged Property from the lien of the Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission.  The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement, to the extent such approval was required.

It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective Mortgage Files to the Trustee (or its custodian) and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment.  Upon the discovery by the Assignor, the Master Servicer or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Agreement, and in no event later than two (2) Business Days from the date of such discovery.  It is further understood and agreed that the Assignor shall be deemed not to have made the representations and warranties in this Section 5 with respect to, and to the extent of, representations and warranties made, as to the matters covered in this Section 5, by the Servicer in the Servicing Agreement (or any officer’s certificate delivered pursuant thereto).

It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

6.

Continuing Effect.  Except as contemplated hereby, the Servicing Agreement shall remain in full force and effect in accordance with its terms.

7.

Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

8.

Notices.  Any notices or other communications permitted or required hereunder or under the Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to: (i) in the case of the Servicer, M&T Mortgage Corporation, One Fountain Plaza, Floor 5, Buffalo, New York 14203, (Bayview 20__-__) or such address as may hereafter be furnished by the Servicer; (ii) in the case of the Assignee, ____________, or such other address as may hereafter be furnished by the Assignee, and (iii) in the case of the Assignor, __________, or such other address as may hereafter be furnished by the Assignor.

9.

Counterparts.  This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

10.

Definitions.  Any capitalized term used but not defined in this Agreement has the same meaning as in the Servicing Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

________, as Assignee

By:

Name:

Title:

________, as Assignor

By:

Name:

Title:

Acknowledged by:

M&T MORTGAGE CORPORATION,

  as Servicer

By:

Name:

Title:

EXHIBIT 1

Mortgage Loan Schedule

EXHIBIT 2

Servicing Agreement

Bayview 20__-__

M&T Non-Full Recourse AAR (Depositor to Trustee)

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT made this ___ day of _________, 20__ (this “Agreement”), among M&T Mortgage Corporation, a New York corporation (the “Servicer”), __________________, a __________, as trustee (the “Assignee”), and ________________, a __________, (the “Assignor”), and as acknowledged by ______________, as master servicer (the “Master Servicer”).

WHEREAS, Bayview Financial, L.P. (“Bayview”) and the Servicer have entered into a certain Flow Servicing Agreement (Non-Full Recourse) dated as of March 1, 2005 (the “Servicing Agreement”), pursuant to which the Servicer is servicing certain mortgage loans listed on the Mortgage Loan Schedule attached as an exhibit to the Servicing Agreement;

WHEREAS, pursuant to a [Pooling and Servicing][Trust] [Transfer and Servicing] Agreement dated as of __________ 1, 20__, among the Assignor, as depositor (in such capacity, the “Depositor”), the Master Servicer and the Assignee, as trustee (the “Trustee”), the Assignor will transfer the mortgage loans listed on the mortgage loan schedule attached as Exhibit 1 hereto (the “Mortgage Loans”) to the Trustee;

WHEREAS, the Assignor intends to transfer its rights in the Servicing Agreement, to the extent of the Mortgage Loans, to the Assignee hereunder;

WHEREAS, Bayview, the Assignor and the Servicer have entered into the Assignment, Assumption and Recognition Agreement dated as of __________ 1, 20__ (the “Bayview Assignment Agreement”), pursuant to which Bayview has assigned its rights under the Servicing Agreement, to the extent of the Mortgage Loans, to the Assignor;

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

Assignment and Assumption.

(a)

The Assignor hereby assigns to the Assignee all of its rights under the Servicing Agreement, to the extent relating to the Mortgage Loans, and the Assignee hereby assumes all of the Assignor’s obligations under the Servicing Agreement, to the extent relating to the Mortgage Loans from and after the date hereof, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Servicing Agreement from and after the date hereof, to the extent relating to the Mortgage Loans.

(b)

The Servicer and the Assignor shall have the right to amend, modify or terminate the Servicing Agreement without the joinder of the Assignee with respect to mortgage loans that are not subject to this Agreement, provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

2.

Servicing Agreement.  The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Servicing Agreement, (ii) the Servicing Agreement is in full force and effect as of the date hereof, (iii) the Servicing Agreement has not been amended or modified in any respect not disclosed to the Assignee and (iv) no notice of termination has been given to the Servicer under the Servicing Agreement.  The Servicer further represents and warrants that the representations contained in Article VII of the Servicing Agreement are true and correct on and as of _______, 20__.

3.

Recognition of Assignee.

(a)

From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and shall, subject to subsection (b) below, service the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement, the terms of which are incorporated herein by reference.  The Servicer shall establish a separate Custodial Account for collections on the Mortgage Loans, and such Custodial Account shall be entitled “M&T Mortgage Corporation, as servicer in trust for [Trustee]”. It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

(b)

The Servicer further acknowledges that, from and after the date hereof, it (and any of its successors under the Servicing Agreement) will be subject to the supervision of the Master Servicer (except that the Master Servicer shall not be responsible for supervising the servicing of defaulted Mortgage Loans and REO Properties) and that the Master Servicer, acting on behalf of the Trustee as the owner of the Mortgage Loans, shall have the same rights as were assigned by the Assignor, in its capacity as the original owner under the Servicing Agreement, to the Depositor under the Bayview Assignment Agreement, and further assigned by the Depositor to the Trustee, on behalf of the Trust, hereunder. Such rights will include, without limitation, the right to terminate the Servicer under the Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Servicing Agreement, indemnification rights, the right to inspect the Servicer’s books and records and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer.

(c)

All reports, notices and other written information required to be delivered to the Trustee, as the successor in interest to Bayview and the Assignor under the Servicing Agreement, shall also be delivered to the Master Servicer at the address set forth in Section 9 hereof.  All remittances required to be made to the Trustee, as the successor in interest to Bayview and the Assignor under the Servicing Agreement, shall be made instead to the Master Servicer by wire transfer to the following account:

ABA#

For credit to:

Account Number:

For further credit to:

Collection Acct#

4.

Representations and Warranties of the Assignee.   The Assignee hereby represents and warrants to the Assignor as follows:

(a)

Authority.  The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Agreement and to perform its obligations hereunder and under the Servicing Agreement.

(b)

Enforceability.  The Assignee hereto represents and warrants that this Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

5.

Representations and Warranties of the Assignor.   The Assignor hereby represents and warrants to the Assignee as follows:

(a)

The Assignor has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement and this Agreement.

(b)

This Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

(c)

The execution, delivery and performance by the Assignor of this Agreement and the consummation of the transactions contemplated thereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date thereof.

(d)

The execution and delivery of this Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Agreement, nor the consummation by the Assignor of the transactions therein contemplated, nor compliance by the Assignor with the provisions thereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

(e)

There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will if determined adversely to the Assignor materially adversely affect its ability to perform its obligations under this Agreement.

(f)

With respect to each Mortgage Loan, except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

(g)

With respect to each Mortgage Loan, the Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded the Mortgage, and the Assignor has not released the Mortgaged Property from the lien of the Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission.  The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement, to the extent such approval was required.

It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective Mortgage Files to the Custodian and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment.  Upon the discovery by the Assignor, the Master Servicer or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Agreement, and in no event later than two (2) Business Days from the date of such discovery.  It is further understood and agreed that the Assignor shall be deemed not to have made the representations and warranties in this Section 5 with respect to, and to the extent of, representations and warranties made, as to the matters covered in this Section 5, by the Servicer in the Servicing Agreement (or any officer’s certificate delivered pursuant thereto).

It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

6.

Rights of Master Servicer.  The Master Servicer is an intended third-party beneficiary of this Agreement and shall have the right to enforce the obligations of the parties hereto, including the right to enforce the obligations of the Servicer hereunder, to the extent provided in the Pooling and Servicing Agreement.

7.

Continuing Effect.  Except as contemplated hereby, the Servicing Agreement shall remain in full force and effect in accordance with its terms.

8.

Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

9.

Notices.  Any notices or other communications permitted or required hereunder or under the Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to: (i) in the case of the Servicer, M&T Mortgage Corporation, One Fountain Plaza, Floor 5, Buffalo, New York, 14203 (Bayview 20__-__) or such address as may hereafter be furnished by the Servicer; (ii) in the case of the Assignee, ____________, or such other address as may hereafter be furnished by the Assignee; (iii) in the case of the Assignor, ___________; and (iv) in the case of the Master Servicer, ___________, or such other address as may hereafter be furnished by the Master Servicer.

10.

Counterparts.  This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

11.

Definitions.  Any capitalized term used but not defined in this Agreement has the same meaning as in the Servicing Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

________, as Assignee

By:

Name:

Title:

________, as Assignor

By:

Name:

Title:

Acknowledged by:

M&T MORTGAGE CORPORATION,

  as Servicer

By:

Name:

Title:

__________________, as Master Servicer

By:

Name:

Title:

EXHIBIT 1

Mortgage Loan Schedule

EXHIBIT 2

Servicing Agreement

EXECUTION

CONFIRMATION AGREEMENT

On this 1st day of August, 2005, Bayview Financial, L.P. (the “Owner”) as the Owner under that certain Flow Servicing Agreement (Non-Full Recourse) dated as of March 1, 2005 (the “Agreement”), does hereby transfer to M&T Mortgage Corporation (the “Servicer”) as Servicer under the Agreement, the servicing responsibilities related to the Mortgage Loans listed on the mortgage loan schedule attached hereto as Exhibit A, which shall supplement the Mortgage Loan Schedule.  The Servicer hereby accepts the servicing responsibilities transferred hereby and on the date hereof assumes all servicing responsibilities related to the Mortgage Loans identified on the attached mortgage loan schedule all in accordance with the Agreement, as modified by Paragraph 3 below.

1.

With respect to the Mortgage Loans made subject to the Agreement hereby, the Closing Date shall be August 31, 2005 and the Cut-Off Date shall be August 1, 2005.

2.

With respect to each Mortgage Loan made subject to the Agreement hereby, the servicing fee rate shall be the per annum rate set forth in the Mortgage Loan Schedule with respect to such Mortgage Loan.

3.

Notwithstanding anything to the contrary set forth in the Agreement, funds in the Custodial Account may be invested in investments described in clauses (b)-(f) of the definition of “Eligible Investments” only if such investments are rated at least “A-1” by S&P.

All other terms and conditions of this transaction shall be governed by the Agreement.

4.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement, or if not defined therein, as defined in the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”) dated as of August 1, 2005, among the Wachovia Bank, National Association, as trustee, Wells Fargo Bank, N.A., as master servicer, and Bayview Financial Securities Company, LLC, as depositor.

5.

This Confirmation Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

[Signatures commence on following page]

IN WITNESS WHEREOF, the Owner and the Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Servicer:

M&T MORTGAGE CORPORATION

By:     /s/  Mark J. Mendel

       Name: Mark J. Mendel

       Title:   Administrative Vice President

Owner:

BAYVIEW FINANCIAL, L.P.

By:  Bayview Financial Management Corp.,

              its General Partner

By:       /s/  Stuart Waldman

       Name: Stuart Waldman

       Title:   Senior Vice President

EXHIBIT A

Mortgage Loan Schedule

EXECUTION

Bayview 2005-C

M&T Non-Full Recourse AAR (Seller to Depositor)

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT made this 1st day of August, 2005 (this “Agreement”), among M&T Mortgage Corporation, a New York corporation (the “Servicer”), Bayview Financial Securities Company, LLC, a Delaware limited liability company, as assignee (the “Assignee”), and Bayview Financial, L.P., a Delaware limited partnership, as assignor (the “Assignor”).

WHEREAS, the Assignor and the Servicer have entered into a certain Flow Servicing Agreement (Non-Full Recourse) dated as of March 1, 2005 (the “Servicing Agreement”), pursuant to which the Servicer is servicing certain mortgage loans listed on the Mortgage Loan Schedule attached as an exhibit to the Servicing Agreement;

WHEREAS, pursuant to a Mortgage Loan Purchase Agreement dated as of August 1, 2005, the Assignee has agreed on certain terms and conditions to purchase from the Assignor certain mortgage loans (the “Mortgage Loans”), which Mortgage Loans are subject to the provisions of the Servicing Agreement and are listed on the mortgage loan schedule attached as Exhibit 1 hereto;

WHEREAS, the Assignor intends to transfer its rights in the Servicing Agreement, to the extent of the Mortgage Loans, to the Assignee hereunder;

WHEREAS, pursuant to a Pooling and Servicing Agreement dated as of August 1, 2005, among the Assignee, as depositor, Wells Fargo Bank, N.A., as master servicer, and Wachovia Bank, National Association, as trustee (the “Trustee”), the Assignee will transfer the Mortgage Loans to the Trustee;

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

Assignment and Assumption.

(a)

The Assignor hereby assigns to the Assignee all of its rights under the Servicing Agreement, to the extent relating to the Mortgage Loans, and the Assignee hereby assumes all of the Assignor’s obligations under the Servicing Agreement, to the extent relating to the Mortgage Loans from and after the date hereof, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Servicing Agreement from and after the date hereof, to the extent relating to the Mortgage Loans.

(b)

The Servicer and the Assignor shall have the right to amend, modify or terminate the Servicing Agreement without the joinder of the Assignee with respect to mortgage loans that are not subject to this Agreement, provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

2.

Servicing Agreement.  The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Servicing Agreement, (ii) the Servicing Agreement is in full force and effect as of the date hereof, (iii) the Servicing Agreement has not been amended or modified in any respect not disclosed to the Assignee and (iv) no notice of termination has been given to the Servicer under the Servicing Agreement.  The Servicer further represents and warrants that the representations contained in Article VII of the Servicing Agreement are true and correct on and as of August 31, 2005.

3.

Recognition of Assignee.  From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and shall service the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement, the terms of which are incorporated herein by reference.  It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

4.

Representations and Warranties of the Assignee.   The Assignee hereby represents and warrants to the Assignor as follows:

(a)

Authority.  The Assignee represents and warrants that it is duly and legally authorized to enter into this Agreement and to perform its obligations hereunder and under the Servicing Agreement.

(b)

Enforceability.  The Assignee represents and warrants that this Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

5.

Representations and Warranties of the Assignor.   The Assignor hereby represents and warrants to the Assignee as follows:

(a)

The Assignor has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement and this Agreement.

(b)

This Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

(c)

The execution, delivery and performance by the Assignor of this Agreement and the consummation of the transactions contemplated thereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date thereof.

(d)

The execution and delivery of this Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Agreement, nor the consummation by the Assignor of the transactions therein contemplated, nor compliance by the Assignor with the provisions thereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

(e)

There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will if determined adversely to the Assignor materially adversely affect its ability to perform its obligations under this Agreement.

(f)

With respect to each Mortgage Loan, except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

(g)

With respect to each Mortgage Loan, the Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded the Mortgage, and the Assignor has not released the Mortgaged Property from the lien of the Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission.  The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement, to the extent such approval was required.

It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective Mortgage Files to the Trustee (or its custodian) and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment.  Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Agreement, and in no event later than two (2) Business Days from the date of such discovery.  It is further understood and agreed that the Assignor shall be deemed not to have made the representations and warranties in this Section 5 with respect to, and to the extent of, representations and warranties made, as to the matters covered in this Section 5, by the Servicer in the Servicing Agreement (or any officer’s certificate delivered pursuant thereto).

It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

6.

Continuing Effect.  Except as contemplated hereby, the Servicing Agreement shall remain in full force and effect in accordance with its terms.

7.

Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

8.

Notices.  Any notices or other communications permitted or required hereunder or under the Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to: (i) in the case of the Servicer, M&T Mortgage Corporation, One Fountain Plaza, Floor 5, Buffalo, New York 14203, (Bayview 2005-C) or such address as may hereafter be furnished by the Servicer; (ii) in the case of the Assignee, Bayview Financial Securities Company, LLC, 4425 Ponce de Leon Boulevard, 4th Floor, Coral Gables, Florida 33146, Attention: Bayview 2005-C, or such other address as may hereafter be furnished by the Assignee, and (iii) in the case of the Assignor, Bayview Financial, L.P., 4425 Ponce de Leon Boulevard, 4th Floor, Coral Gables, Florida 33146, Attention: Bayview 2005-C, or such other address as may hereafter be furnished by the Assignor.

9.

Counterparts.  This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

10.

Definitions.  Any capitalized term used but not defined in this Agreement has the same meaning as in the Servicing Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

BAYVIEW FINANCIAL SECURITIES COMPANY, LLC, as Assignee

By:

    /s/  Stuart Waldman

Name:   Stuart Waldman

Title:     Vice President

BAYVIEW FINANCIAL, L.P., as Assignor

By:  Bayview Financial Management Corp.,

its General Partner

By:  /s/  Stuart Waldman

Name:   Stuart Waldman

Title:     Senior Vice President

Acknowledged by:

M&T MORTGAGE CORPORATION,

  as Servicer

By: /s/  Mark J. Mendel

Name:

  Mark J. Mendel

Title:    Administrative Vice President

EXHIBIT 1

Mortgage Loan Schedule

[See Exhibit A to Confirmation Agreement]

EXHIBIT 2

Servicing Agreement

EXECUTION

Bayview 2005-C

M&T Non-Full Recourse AAR (Depositor to Trustee)

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT made this 1st day of August, 2005 (this “Agreement”), among M&T Mortgage Corporation, a New York corporation (the “Servicer”), Wachovia Bank, National Association, a national banking association, not in its individual capacity, but solely as trustee (the “Assignee”), and Bayview Financial Securities Company, LLC, a Delaware limited liability company (the “Assignor”), and as acknowledged by Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”).

WHEREAS, Bayview Financial, L.P. (“Bayview”) and the Servicer have entered into a certain Flow Servicing Agreement (Non-Full Recourse) dated as of March 1, 2005 (the “Servicing Agreement”), pursuant to which the Servicer is servicing certain mortgage loans listed on the Mortgage Loan Schedule attached as an exhibit to the Servicing Agreement;

WHEREAS, pursuant to a Pooling and Servicing Agreement dated as of August 1, 2005, among the Assignor, as depositor (in such capacity, the “Depositor”), the Master Servicer and the Assignee, as trustee (the “Trustee”), the Assignor will transfer the mortgage loans listed on the mortgage loan schedule attached as Exhibit 1 hereto (the “Mortgage Loans”) to the Trustee;

WHEREAS, the Assignor intends to transfer its rights in the Servicing Agreement, to the extent of the Mortgage Loans, to the Assignee hereunder;

WHEREAS, Bayview, the Assignor and the Servicer have entered into the Assignment, Assumption and Recognition Agreement dated as of August 1, 2005 (the “Bayview Assignment Agreement”), pursuant to which Bayview has assigned its rights under the Servicing Agreement, to the extent of the Mortgage Loans, to the Assignor;

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

Assignment and Assumption.

(a)

The Assignor hereby assigns to the Assignee all of its rights under the Servicing Agreement, to the extent relating to the Mortgage Loans, and the Assignee hereby assumes all of the Assignor’s obligations under the Servicing Agreement, to the extent relating to the Mortgage Loans from and after the date hereof, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Servicing Agreement from and after the date hereof, to the extent relating to the Mortgage Loans.

(b)

The Servicer and the Assignor shall have the right to amend, modify or terminate the Servicing Agreement without the joinder of the Assignee with respect to mortgage loans that are not subject to this Agreement, provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

2.

Servicing Agreement.  The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Servicing Agreement, (ii) the Servicing Agreement is in full force and effect as of the date hereof, (iii) the Servicing Agreement has not been amended or modified in any respect not disclosed to the Assignee and (iv) no notice of termination has been given to the Servicer under the Servicing Agreement.  The Servicer further represents and warrants that the representations contained in Article VII of the Servicing Agreement are true and correct on and as of August 31, 2005.

3.

Recognition of Assignee.

(a)

From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and shall, subject to subsection (b) below, service the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement, the terms of which are incorporated herein by reference.  The Servicer shall establish a separate Custodial Account for collections on the Mortgage Loans, and such Custodial Account shall be entitled “M&T Mortgage Corporation, as servicer for Wachovia Bank, National Association, as Trustee for Bayview Financial 2005-C Trust”.  It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

(b)

The Servicer further acknowledges that, from and after the date hereof, it (and any of its successors under the Servicing Agreement) will be subject to the supervision of the Master Servicer (except that the Master Servicer shall not be responsible for supervising the servicing of defaulted Mortgage Loans and REO Properties) and that the Master Servicer, acting on behalf of the Trustee as the owner of the Mortgage Loans, shall have the same rights as were assigned by the Assignor, in its capacity as the original owner under the Servicing Agreement, to the Depositor under the Bayview Assignment Agreement, and further assigned by the Depositor to the Trustee, on behalf of the Trust, hereunder. Such rights will include, without limitation, the right to terminate the Servicer under the Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Servicing Agreement, indemnification rights, the right to inspect the Servicer’s books and records and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer.

(c)

All reports, notices and other written information required to be delivered to the Trustee, as the successor in interest to Bayview and the Assignor under the Servicing Agreement, shall also be delivered to the Master Servicer at the address set forth in Section 9 hereof.  All remittances required to be made to the Trustee, as the successor in interest to Bayview and the Assignor under the Servicing Agreement, shall be made instead to the Master Servicer by wire transfer to the following account:

Wells Fargo Bank, N.A.

San Francisco, California

ABA#:  121-000-248

Account Name:  Corporate Trust Clearing

Account Number:  3970771416

For further credit to:  Bayview 2005-C

A/C:  17185200

4.

Representations and Warranties of the Assignee.   The Assignee hereby represents and warrants to the Assignor as follows:

(a)

Authority.  The Assignee represents and warrants that it is duly and legally authorized to enter into this Agreement and to perform its obligations hereunder and under the Servicing Agreement.

(b)

Enforceability.  The Assignee represents and warrants that this Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

5.

Representations and Warranties of the Assignor.  The Assignor hereby represents and warrants to the Assignee as follows:

(a)

The Assignor has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement and this Agreement.

(b)

This Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

(c)

The execution, delivery and performance by the Assignor of this Agreement and the consummation of the transactions contemplated thereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date thereof.

(d)

The execution and delivery of this Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Agreement, nor the consummation by the Assignor of the transactions therein contemplated, nor compliance by the Assignor with the provisions thereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

(e)

There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will if determined adversely to the Assignor materially adversely affect its ability to perform its obligations under this Agreement.

(f)

With respect to each Mortgage Loan, except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

(g)

With respect to each Mortgage Loan, the Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded the Mortgage, and the Assignor has not released the Mortgaged Property from the lien of the Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission.  The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement, to the extent such approval was required.

It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective Mortgage Files to the Custodian and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment.  Upon the discovery by the Assignor, the Master Servicer or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Agreement, and in no event later than two (2) Business Days from the date of such discovery.  It is further understood and agreed that the Assignor shall be deemed not to have made the representations and warranties in this Section 5 with respect to, and to the extent of, representations and warranties made, as to the matters covered in this Section 5, by the Servicer in the Servicing Agreement (or any officer’s certificate delivered pursuant thereto).

It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

6.

Rights of Master Servicer.  The Master Servicer is an intended third-party beneficiary of this Agreement and shall have the right to enforce the obligations of the parties hereto, including the right to enforce the obligations of the Servicer hereunder, to the extent provided in the Pooling and Servicing Agreement.

7.

Continuing Effect.  Except as contemplated hereby, the Servicing Agreement shall remain in full force and effect in accordance with its terms.

8.

Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

9.

Notices.  Any notices or other communications permitted or required hereunder or under the Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to: (i) in the case of the Servicer, M&T Mortgage Corporation, One Fountain Plaza, Floor 5, Buffalo, New York, 14203 (Bayview 2005-C) or such address as may hereafter be furnished by the Servicer; (ii) in the case of the Assignee, Wachovia Bank, National Association, 401 South Tryon Street, 12th Floor, Charlotte, North Carolina 28288-1179, Attention: Structured Finance Trust Services, Telephone:  (704) 383-9568, Facsimile:  (704) 383-6039, or such other address as may hereafter be furnished by the Assignee; (iii) in the case of the Assignor, Bayview Financial Securities Company LLC, 4425 Ponce de Leon Boulevard, 4th Floor, Coral Gables, Florida 33146, Attention:  Bayview 2005-C; and (iv) in the case of the Master Servicer, Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention: Master Servicing Department, Bayview 2005-C, Tel: (410) 884-2000, Fax: (410) 715-2380, or such other address as may hereafter be furnished by the Master Servicer.

10.

Counterparts.  This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

11.

Definitions.  Any capitalized term used but not defined in this Agreement has the same meaning as in the Servicing Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

WACHOVIA BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee, as Assignee

By:

    /s/  Thomas Musarra

Name:  Thomas Musarra

Title:     Vice President

BAYVIEW FINANCIAL SECURITIES COMPANY, LLC, as Assignor

By:

     /s/  Stuart Waldman

Name:   Stuart Waldman

Title:     Vice President

Acknowledged by:

M&T MORTGAGE CORPORATION,

  as Servicer

By:

       /s/  Mark J. Mendel

Name:  Mark J. Mendel

Title:    Administrative Vice President

WELLS FARGO BANK, N.A.,

  as Master Servicer

By:

   /s/  Darron Woodus

Name:Darron Woodus

Title:

Assistant Vice President

EXHIBIT 1

Mortgage Loan Schedule

[See Exhibit 1 to the Attached AAR (Seller to Depositor)]

EXHIBIT 2

Servicing Agreement

[See Exhibit 2 to the Attached AAR (Seller to Depositor)]